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TABLE OF CONTENTS

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
THE NEIMAN MARCUS GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS
January 16, 2004

        The Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. (the "Annual Meeting" or "Meeting") will be held at 8:30 a.m., Eastern Standard Time, on Friday, January 16, 2004, at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466. The Notice of Annual Meeting, proxy statement and proxy card from the Board of Directors are enclosed. The 2003 Annual Report, which is not part of the proxy soliciting material, is also enclosed.

        At the Annual Meeting, shareholders are being asked to:

  •
  elect four Class B directors;

  •
  approve The Neiman Marcus Group, Inc. Key Employee Bonus Plan;

  •
  ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the 2004 fiscal year;

  •
  consider a proposal submitted by a shareholder concerning cumulative voting; and

  •
  transact other business that may properly come before the Meeting or any adjournment or postponement of the Meeting, including, if submitted to a vote of the shareholders, a motion to adjourn the Meeting to another time or place for the purpose of soliciting additional proxies.

        It is important that your shares be represented and voted at the Meeting. If you were a shareholder of record at the close of business on November 18, 2003, you are entitled to vote your shares at the Meeting. You can vote your shares by completing and returning the proxy card enclosed with these materials. Most shareholders can also vote their shares on the Internet or by telephone. If Internet or telephone voting is available to you, voting instructions are printed on your proxy card. Prompt voting of your shares will save the expense of a second mailing.

November 25, 2003	Brenda A. Sanders Secretary

TABLE OF CONTENTS

PROXY STATEMENT
General Information
Shareholders Entitled to Vote
Revocation of Proxies
Required Vote
How to Vote
Vote by Telephone
Vote on the Internet
Vote by Mail
Electronic Delivery of Proxy Materials and Annual Report
Shareholder Account Maintenance
Cost of Proxy Solicitation
Security Ownership of Certain Beneficial Owners and Management
ITEM 1. ELECTION OF DIRECTORS
Nominees for Director Whose Terms Expire in 2007
Directors Whose Terms Expire in 2005
Directors Whose Terms expire in 2006
Named Executive Officers Who are Not Directors
Meetings and Committees of the Board of Directors
Board of Directors
Corporate Governance Guidelines
Code of Ethics and Conduct
Stock Ownership Guidelines
Committees of the Board
Audit Committee
Compensation Committee
Nominating and Corporate Governance Committee
Executive Committee
Website Access
Compensation of Non-Employee Directors
Cash Retainer and Meeting Fees
Stock-Based Units and Deferred Compensation
Certain Relationships and Related Transactions
Section 16(a) Beneficial Ownership Reporting Compliance
Compensation Interlocks and Insider Participation
EXECUTIVE COMPENSATION
Summary Compensation Table
Option Grants in Fiscal Year 2003
Total Options Exercised in 2003 and Year-End Values
Pension Plans
Estimated Annual Retirement Benefits Under Retirement Plan and SERP
Severance Agreements and Change of Control Arrangements
Indebtedness of Management
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
STOCK PERFORMANCE GRAPH
REPORT OF THE AUDIT COMMITTEE
ITEM 2. PROPOSAL TO APPROVE THE NEIMAN MARCUS GROUP, INC. KEY EMPLOYEE BONUS PLAN
ITEM 3. PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS
ITEM 4. PROPOSAL BY A SHAREHOLDER CONCERNING CUMULATIVE VOTING

ITEM 5. OTHER MATTERS
Deadline for Submission of Shareholder Proposals and Nomination of Directors for Annual Meeting of Shareholders to be Held in January 2005
The Neiman Marcus Group, Inc. Key Employee Bonus Plan (Appendix A)
The Neiman Marcus Group, Inc. 1997 Incentive Plan (Appendix B)
Audit Committee Charter (Appendix C)
Compensation Committee Charter (Appendix D)
Nominating and Corporate Governance Committee Charter (Appendix E)

THE NEIMAN MARCUS GROUP, INC.
One Marcus Square
1618 Main Street
Dallas, Texas 75201

PROXY STATEMENT

General Information

        These proxy materials are being provided in connection with the solicitation by the Board of Directors of The Neiman Marcus Group, Inc. (the "Company," "Neiman Marcus," "we," or "us"), a Delaware corporation, of proxies to be voted at our 2004 Annual Meeting and at any adjournment or postponement. The Company's Annual Meeting will be held on Friday, January 16, 2004, beginning at 8:30 a.m., Eastern Standard Time, at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466.

        This Proxy Statement, form of proxy and voting instructions are first being mailed on or about November 25, 2003.

Shareholders Entitled to Vote

        Holders of the Company's Class A Common Stock, $.01 par value ("Class A Common Stock") and Class B Common Stock, $.01 par value ("Class B Common Stock"), at the close of business on November 18, 2003 (the "Record Date") are entitled to receive this notice and to vote their shares at the Annual Meeting. As of that date, there were 28,622,465 shares of Class A Common Stock outstanding and 19,491,333 shares of Class B Common Stock outstanding. Shares will be voted in accordance with the instructions contained in the proxy, but if the proxies that are signed and returned to us do not specify a vote on any proposal, the proxies will be voted FOR the election of the nominees for director named in this proxy statement, FOR the approval of The Neiman Marcus Group, Inc. Key Employee Bonus Plan, FOR the ratification of the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the 2004 fiscal year and AGAINST the proposal submitted by a shareholder concerning cumulative voting.

        Each holder owning shares of the Company's Class A Common Stock or Class B Common Stock on the Record Date will be entitled to one vote per share at the Meeting. However, since only Class B directors are standing for election at the 2004 Annual Meeting, only holders of Class B Common Stock will be entitled to vote on the election of directors at this Annual Meeting. In all other matters being submitted to a vote of the shareholders at the Annual Meeting, holders of Class A Common Stock and Class B Common Stock will vote together as a single class.

Revocation of Proxies

        You may revoke your proxy at any time before it is voted by:

  •
  written notice to the Secretary of the Company at The Neiman Marcus Group, Inc., One Marcus Square, 1618 Main Street, Dallas, Texas 75201;

  •
  timely delivery of a valid, later-dated proxy or a later-dated vote by telephone or on the Internet; or

  •
  voting in person by ballot at the Annual Meeting.

Required Vote

        The presence of the holders of a majority of the outstanding shares of Class A Common Stock and Class B Common Stock entitled to vote at the Annual Meeting, present in person or represented by proxy, is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

        A plurality of the votes cast is required for the election of directors. This means that the director nominee(s) with the most votes will be elected to fill the seats on the Board of Directors. Only votes "for" or "against" affect the outcome. Abstentions are not counted for purposes of the election of directors.

        The proposals by the Board of Directors to approve The Neiman Marcus Group, Inc. Key Employee Bonus Plan (the "Key Employee Bonus Plan"), and to ratify the selection of Deloitte & Touche LLP as the Company's independent auditors for the 2004 fiscal year, require a favorable vote of a majority of shares present or represented at the Annual Meeting in order to be approved. On these proposals, abstentions will have the same effect as votes cast against the proposal and broker "non-votes" will have no effect.

        Approval of the proposal by a shareholder concerning cumulative voting requires a favorable vote of a majority of the shares of the Class A Common Stock and Class B Common Stock present or represented at the Meeting. On this proposal, abstentions will have the same effect as votes cast against the proposal and broker "non-votes" will have no effect. Under Section 214 of the Delaware General Corporation Law, the addition of cumulative voting would require an amendment to our Certificate of Incorporation and shareholders must approve any such amendment. No such proposal to amend the Company's Certificate of Incorporation has been placed before the shareholders, but if it were, it would require the favorable vote of the holders of shares representing at least a majority of the issued and outstanding Class A Common Stock and Class B Common Stock voting as a single class.

HOW TO VOTE

        Your vote is important. You can save us the expense of a second mailing by voting promptly. Shareholders of record can vote by telephone, on the Internet or by mail, as described below. If you are a beneficial owner, please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you.

        The Internet and telephone voting procedures are designed to authenticate shareholders by use of a control number and to allow you to confirm that your instructions have been properly recorded. If you vote by telephone or the Internet, you do not need to return your proxy card.

Vote by Telephone

        You can vote by calling the toll-free telephone number on your proxy card. Easy-to-follow voice prompts allow you to vote your shares and confirm that your instructions have been properly recorded. If you are located outside the U.S. and Canada, see your proxy card for additional instructions.

Vote on the Internet

        You can also choose to vote on the Internet. The website for Internet voting is www.eproxy.com/nmg. As with telephone voting, you can confirm that your instructions have been properly recorded. If you vote on the Internet, you can also request electronic delivery of future proxy materials.

Vote by Mail

        If you choose to vote by mail, simply mark your proxy, date and sign it, and return it in the postage-paid enveloped provided. If the envelope is missing, please mail your completed proxy card to The Neiman Marcus Group, Inc., One Marcus Square, 1618 Main Street, Dallas, Texas 75201, attn: Legal Department.

Electronic Delivery of Proxy Materials and Annual Report

        The notice of Annual Meeting and Proxy Statement and the 2003 Annual Report are available on our website at www.neimanmarcusgroup.com. Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, shareholders can elect to receive an e-mail, including an electronic link to these documents. Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

  Shareholders of Record.
  If you vote on the Internet at   www.eproxyvote.com/nmg, simply follow the prompts for enrolling in the electronic proxy delivery service. At any time in the future, you can enroll in the electronic proxy delivery service by going directly to www.melloninvestor.com and clicking on Investor ServiceDirectsm.

  Beneficial Shareholders.
  If you hold your shares in a brokerage account, you also may have the opportunity to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials mailed to you by your bank or broker regarding the availability of this service.

Shareholder Account Maintenance

        Our Transfer Agent is Mellon Investor Services LLP. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares of common stock and similar issues can be handled by calling the Neiman Marcus Group Shareholder Services' toll-free number, 1-800-411-6657, or contacting Mellon through their website at www.melloninvestor.com.

Cost of Proxy Solicitation

        We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by our directors, officers or employees in person or by telephone, electronic transmission and facsimile transmission. These persons will receive no additional consideration for such services. We have hired Innisfree M&A Incorporated to distribute and solicit proxies. We will pay Innisfree M&A Incorporated a fee of $10,000, plus reasonable expenses, for these services.

        In compliance with the regulations of the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange (the "NYSE"), we will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable expenses in sending proxies and proxy materials to beneficial owners of our Class A Common Stock and Class B Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The table below shows the number of shares of Class A Common Stock and Class B Common Stock beneficially owned as of November 4, 2003 by:

  •
  each person or group of persons known by us to own beneficially more than five percent of the outstanding shares of either the Class A Common Stock or Class B Common Stock;

  •
  each executive officer named in the compensation table captioned "Summary Compensation Table;"

  •
  each director, nominee for director, and executive officer of the Company; and

  •
  all current directors and executive officers of the Company as a group.

        Holders of Class A Common Stock have the right to elect up to 18 percent of the Board of Directors and holders of Class B Common Stock have the right to elect at least 82 percent of the Board of Directors. The Class A Common Stock and Class B Common Stock are identical in all other respects.

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Number(1)	Percentage of Class	Number(1)	Percentage of Class	Percentage of Total Common Stock
Smith Family Group(2) c/o Richard A. Smith 1280 Boylston Street Chestnut Hill, MA 02467	105,766	*	6,038,586	31.0%	12.8%
Richard A. Smith(1)(2)	—	—	3,229,869	16.6%	6.7%
Nancy L. Marks(2) 57 River Street Wellesley, MA 02481	—	—	2,913,865	14.9%	6.1%
Gabelli Funds, LLC(3) One Corporate Center Rye, NY 10580	1,309,013	4.6%	2,939,840	15.1%	8.8%
Ariel Capital Management, Inc.(4) 200 E. Randolf Dr. Chicago, IL 60601	6,700,375	23.4%	—	—	13.9%
PRIMECAP Management Company(5) 225 South Lake Avenue Pasadena, CA 91101	2,852,470	10.0%	1,285,104	6.6%	8.6%
Neuberger Berman, LLC(6) 605 Third Avenue New York, NY 10158	—	—	2,016,891	10.3%	4.2%
Southeastern Asset Management(7) 6410 Poplar Avenue Memphis, TN 38119	2,974,300	10.4%	2,849,200	14.6%	12.1%
Vanguard/Primecap Fund, Inc.(8) 100 Vanguard Blvd. Malvern, PA 19355	2,246,800	7.8%	1,028,811	5.3%	6.8%
Wellington Management Company, LLP(9) 75 State Street Boston, MA 02109	2,724,400	9.5%	—	—	5.7%
The Hartford Series Fund, Inc.(10) 200 Hopmeadow Street Simsbury, CT 06089	1,830,200	6.4%	—	—	3.8%
T. Rowe Price Associates, Inc.(11) 100 E. Pratt Street Baltimore, MD 21202	1,430,955	5.0%	—	—	3.0%
Robert A. Smith(2)(12)	52,883	*	367,459	1.9%	*
Brian J. Knez(2)(13)	52,883	*	366,145	1.9%	*
Burton M. Tansky(14)	366,850	1.3%	—	—	*
Karen W. Katz(15)	135,399	*	—	—
Ronald L. Frasch(16)	28,740	*	—	—	*
James E. Skinner(17)	45,048	*	—	—	*
Neva L. Hall(18)	21,760	*	—	—	*
Matina S. Horner(19)	11,276	*	—	—	*
Vincent M. O'Reilly(19)	4,450	*	218	*	*
Walter J. Salmon(19)	13,682	*	—	—	*
Paula Stern(19)	4,137	*	150	*	*
John R. Cook(19)	3,303	*	6,718	*	*
Gary L. Countryman(19)	3,800	*	—	—	*
Carl Sewell(19)	969	*	5,000	*	*
All current executive officers and directors as a group (18 persons)(20)	814,944	2.8%	3,975,559	20.4%	9.9%

Footnotes:
__________
*        Less than 1%.

(1)
Unless otherwise indicated in the following footnotes, each shareholder referred to above has sole voting and dispositive power with respect to the shares listed. Certain of the shares included in the table have been counted more than once because of certain rules and regulations of the SEC. The total number of shares owned by, or for the benefit of, Richard A. Smith, Nancy L. Marks and members of their families is as shown for the "Smith Family Group." See Note 2. Mr. Smith disclaims beneficial ownership of 1,734,768 shares of Class B Common Stock held by various family trusts, foundations and companies. Mrs. Marks disclaims beneficial ownership of 1,219,962 shares of Class B Common Stock held by various family trusts, foundations and companies.

(2)
The Smith Family Group includes Richard A. Smith, Chairman of the Company; Nancy L. Marks, Mr. Smith's sister; Robert A. Smith, Co-Vice Chairman of the Company, and Brian J. Knez, Co-Vice Chairman of the Company, who are, respectively, the son and son-in-law of Richard A. Smith; other members of their families; and various family trusts, foundations and companies. Members of the Smith Family Group possess sole or shared voting power over all of the shares shown in the table.

  The Smith Family Group has filed a Schedule 13D with the SEC which discloses that certain members of the Smith Family Group have entered into a stockholders agreement dated as of September 1, 1999 (the "Stockholders Agreement"). The Stockholders Agreement provides that members of the Smith Family Group holding a total of 5,897,710 shares of Class B Common Stock (representing 98% of the shares of Class B Common Stock beneficially owned by the Smith Family Group) are subject to a right of first offer pursuant to which any party to the Stockholders Agreement desiring to transfer such shares must first offer to sell such shares to the other parties to the Stockholders Agreement and, to the extent such parties do not buy all the shares, then to the Company.

(3)
The information reported with respect to the Class A and Class B Common Stock is based on a Schedule 13F dated September 30, 2003, and Amendment No. 3 to Schedule 13D dated August 14, 2003, filed with the SEC by Gabelli Funds, Inc. and its affiliates (collectively, "Gabelli Affiliates"). The Gabelli Affiliates have shared voting power with respect to 27,900 shares and sole dispositive power with respect to 1,387,936 shares reported in the table.

(4)
The information reported with respect to the Class A Common Stock is based on Amendment No. 9 to Schedule 13G, dated August 8, 2003, as filed with the SEC by Ariel Capital Management, Inc., which has sole dispositive power with respect to 6,697,755 of the shares reported in the table and sole voting power with respect to 5,543,625 of the shares reported.

(5)
The information reported with respect to the Class A Common Stock and Class B Common Stock is based on a Schedule 13F dated June 30, 2003, filed with the SEC by PRIMECAP Management Company. PRIMECAP Management Company has sole dispositive power with respect to all of the shares reported in the table and sole voting power with respect to 576,720 shares of Class A Common Stock and 244,247 shares of Class B Common Stock.

(6)
The information reported is based on Amendment No. 3 to Schedule 13G, dated November 1, 2003, as filed with the SEC by Neuberger Berman, LLC. Neuberger Berman, LLC has sole voting power with respect to 959,203 shares, shared voting power with respect to 759,600 shares, and shared dispositive power with respect to all the shares reported in the table.

(7)
The information reported with respect to the Class A Common Stock is based on Amendment No. 2 to Schedule 13G, dated March 7, 2003, filed with the SEC by Southeastern Asset Management, Inc. Southeastern Asset Management, Inc. has sole voting power with respect to 2,033,200 shares, shared voting and shared dispositive power with respect to 555,200 shares, and sole dispositive power with respect to 2,419,100 shares. With respect to Class B Common Stock, the information reported is based on Amendment No. 3 to Schedule 13G, dated February 3, 2003, filed with the SEC by Southeastern Asset Management, Inc. Southeastern Asset Management, Inc. has sole voting power with respect to 515,500 shares and shared voting and shared dispositive power with respect to 2,333,700 shares.

(8)
The information reported with respect to the Class A Common Stock is based on Amendment No. 3 to Schedule 13G, dated February 14, 2003, filed with the SEC by Vanguard/Primecap Fund Inc. With respect to Class B Common Stock, the information reported is based on Amendment No. 6 to Schedule 13G, dated February 14, 2003, filed with the SEC by Vanguard/Primecap Fund Inc. Vanguard/Primecap Fund Inc. has sole voting and shared dispositive power with respect to all the shares reported in the table.

(9)
The information reported is based on Amendment No. 1 to Schedule 13G, dated December 31, 2002, filed with the SEC by Wellington Management Company, LLP. Wellington Management Company, LLP has shared voting and shared dispositive power with respect to all of the shares reported in the table.

(10)
The information reported is based on a Schedule 13G, dated December 31, 2002, filed with the SEC by The Hartford Series Fund, Inc. The Hartford Series Fund, Inc. has shared voting and shared dispositive power with respect to all the shares reported in the table.

(11)
The information reported is based on a Schedule 13G, dated February 14, 2003, filed with the SEC by T. Rowe Price Associates, Inc. T. Rowe Price Associates, Inc. has sole voting power with respect to 298,875 shares and sole dispositive power with respect to all of the shares reported in the table.

(12)
Includes 44,400 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 3,700 shares of restricted Class A Common Stock over which Mr. Smith has voting but not dispositive power. All of the shares reported by Mr. Smith are included in the shares owned by the Smith Family Group. See Note 2. Mr. Smith disclaims beneficial ownership of 13,173 shares of Class B Common stock held by various family trusts.

(13)
Includes 44,400 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 3,700 shares of restricted Class A Common Stock over which Mr. Knez has voting but not dispositive power. All of the shares owned by Mr. Knez are included in the shares owned by the Smith Family Group. See Note 2. Mr. Knez disclaims beneficial ownership of 360,858 shares of Class B Common stock held by his spouse and by various family trusts and foundations.

(14)
Includes 257,000 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 101,050 shares of restricted Class A Common Stock over which Mr. Tansky has voting but not dispositive power.

(15)
Includes 70,000 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 55,300 shares of restricted Class A Common Stock over which Ms. Katz has voting but not dispositive power and 1,084 shares of Class A Common Stock allocated to Ms. Katz under the Company's Employee Savings Plan ("ESP") as to which Ms. Katz shares voting power with the trustee.

(16)
Includes 21,700 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 6,500 shares of restricted Class A Common Stock over which Mr. Frasch has voting but not dispositive power.

(17)
Includes 16,000 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 29,048 shares of restricted Class A Common Stock over which Mr. Skinner has voting but not dispositive power.

(18)
Includes 4,800 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003. Also includes 11,610 shares of restricted Class A Common Stock over which Ms. Hall has voting but not dispositive power.

(19)
Dr. Horner, Dr. Stern, Mr. O'Reilly, Dr. Salmon, Mr. Countryman, Mr. Cook and Mr. Sewell each hold, respectively, 11,276, 4,137, 3,740, 3,740, 2,800, 1,542 and 969 common stock-based units which are included in the table. These directors do not have voting or dispositive power with respect to these common stock-based units. See "Compensation of Non-Employee Directors" beginning on page 18 of this Proxy Statement.

(20)
Includes (i) 493,460 shares of Class A Common Stock that are subject to outstanding options exercisable within 60 days of November 4, 2003, (ii) 239,686 shares of restricted Class A Common Stock over which individuals in the group have voting but not dispositive power, (iii) 1,084 shares of Class A Common Stock allocated to an individual in the group under the ESP as to which such individual shares voting power with the trustee of the ESP, and (iv) 28,204 Class A Common stock-based units referred to in Notes 19 above.

ELECTION OF DIRECTORS
(Item 1)

        The Company's Board of Directors is divided into three classes (Class I, Class II and Class III). At each Annual Meeting, only one class of directors is elected for a three-year term. As stated in the Company's Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), holders of Class B Common Stock can elect at least 82 percent of the Company's Board of Directors and holders of the Class A Common Stock can elect 18 percent. The Company's Board of Directors currently consists of eleven members. One director is elected by the holders of the Class A Common Stock and ten directors are elected by holders of the Class B Common Stock. To ensure that there will be at least one Class A director at all times, the Company's Board of Directors may not consist of fewer than six members.

        At the 2004 Annual Meeting, four Class I Directors are to be elected, all of whom are Class B Directors. Consequently, only holders of Class B Common Stock are entitled to vote for the election of directors at this Annual Meeting. The persons named as proxies will vote each proxy for the election of the nominees listed below, unless directed otherwise. Each of the nominees is currently a member of the Board of Directors. The Company has no reason to believe that any of the listed nominees will become unavailable for election, but if for any reason that should be the case, the proxies may be voted for substitute nominees. A plurality of the votes cast by the holders of the Class B Common Stock at the Annual Meeting is required to elect the nominees. Abstentions are not counted for the purpose of the election of directors.

        The nominees for director and the directors who will continue to serve after the 2004 Annual Meeting are listed below with their principal occupations for the last five years.

        The Board of Directors recommends a vote FOR the election of these nominees as directors:

NOMINEES FOR DIRECTOR WHOSE TERMS EXPIRE IN 2007
(Class I Directors)

Richard A. Smith	Class B Director	Age: 79	Director Since: 1986
        Chairman of the Board of the Company from 1999 to the present; Chairman and Chief Executive Officer of the Company from 1987 through 1991 and 1996 through 1999; Chairman and Chief Executive Officer of General Cinema Corporation from 1961 to 1991; Chairman of the Board of Harcourt General, Inc. (formerly General Cinema Corporation) from 1991 to 2001; and Chairman and Chief Executive Officer of GC Companies, Inc. from 1993 to 2001. In October 2000, GC Companies, Inc. filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the Bankruptcy Code. Mr. Smith is the father of Robert A. Smith and the father-in-law of Brian J. Knez.

Robert A. Smith	Class B Director	Age: 44	Director Since: 1997
Managing Partner of Castanea Partners, Inc., a private equity investment firm, since 2001; Vice Chairman of the Company since May 2001; Co-Chief Executive Officer from May 1999 to May 2001; President and Chief Operating Officer from January 1997 until December 1998, and Group Vice President prior to January 1997. President and Co-Chief Executive Officer of Harcourt General from November 1999 to July 2001; President and Co-Chief Operating Officer from January 1997 until November 1999; Co-Chief Executive Officer of Harcourt, Inc. from May 1999 to July 2001. President and Chief Operating Officer of GC Companies Inc. until October 2000. In October 2000, GC Companies, Inc. filed a voluntary petition in the United States Bankruptcy Court for the District of Delaware under Chapter 11 of the Bankruptcy Code. Mr. Smith is the son of Richard A. Smith and the brother-in-law of Brian J. Knez.

Paula Stern	Class B Director	Age: 58	Director Since: 2001
Chairwoman of The Stern Group, Inc., an international advisory firm in the areas of business and government strategy. Former member of the President's Advisory Committee for Trade Policy and Negotiations (ACTPN) from 1993 to 2003, Commissioner of the U.S. International Trade Commission from 1978 to 1987 and Chairwoman from 1984 to 1986. Dr. Stern is also a director of Avon Products, Inc., Avaya, Inc. and Hasbro, Inc. and serves on the board of a number of academic and international organizations.

Gary L. Countryman	Class B Director	Age: 64	Director Since: 2002
Since 1963, Mr. Countryman has held various positions with Liberty Mutual Insurance Company, including President and Chief Operating Officer and Chairman of the Board and Chief Executive Officer. Mr. Countryman is currently Chairman Emeritus of Liberty Mutual Group, and serves on the boards of FleetBoston Financial Corp. and NSTAR.

DIRECTORS WHOSE TERMS EXPIRE IN 2005
(Class II Directors)

Matina S. Horner	Class B Director	Age: 64	Director Since: 1993
Former Executive Vice President of the Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) and President Emerita of Radcliffe College since 1989; Trustee of NSTAR, an investor-owned electric and gas utility company.

Brian J. Knez	Class B Director	Age: 46	Director Since: 1998
Managing Partner of Castanea Partners, Inc., a private equity investment firm, since 2001; Vice Chairman of the Company since May 2001; Co-Chief Executive Officer of the Company from May 1999 to May 2001; President and Co-Chief Executive Officer of Harcourt General from November 1999 to July 2001; President and Co-Chief Operating Officer of Harcourt General from January 1997 until November 1999; Co-Chief Executive Officer of Harcourt, Inc. from May 1999 until July 2001; President (until November 1998) and Chief Executive Officer of Harcourt, Inc. prior thereto. Mr. Knez is the son-in-law of Richard A. Smith and the brother-in-law of Robert A. Smith.

Walter J. Salmon	Class B Director	Age: 73	Director Since: 1987
Stanley Roth Sr. Professor of Retailing (Emeritus since 1997), Graduate School of Business Administration, Harvard University; director of Cole National Corporation; Stage Stores, Inc.; Party City Corporation and PetsMart, Inc.

Carl Sewell	Class B Director	Age: 60	Director Since: 2002
Chairman of Sewell Automotive Companies, a large company of automobile dealerships based in Dallas, Texas, where he began in 1967. Mr. Sewell is also Chairman of the Executive Board of the Southern Methodist University Edwin L. Cox School of Business and serves as a board member of several non-profit organizations.

DIRECTORS WHOSE TERMS EXPIRE IN 2006
(Class III Directors)

Vincent M. O'Reilly	Class A Director	Age: 66	Director Since: 1997
Distinguished Senior Lecturer, Carroll School of Management, Boston College since October 1997; Executive Vice Chairman of Coopers & Lybrand prior thereto; director of Eaton Vance Corp. and Teradyne, Inc.

John R. Cook	Class B Director	Age: 62	Director Since: 1998
Senior Vice President and Chief Financial Officer of the Company and of Harcourt General, Inc. from September 1992 to July 2001.

Burton M. Tansky	Class B Director	Age: 65	Director Since: 2001
President and Chief Executive Officer of the Company since May 2001; President and Chief Operating Officer from December 1998 until May 2001; Executive Vice President from February 1998 until December 1998 and Chairman and Chief Executive Officer of Neiman Marcus Stores from May 1994 until February 1998; as Chairman and Chief Executive Officer of Bergdorf Goodman from 1990 until 1994. Director of International Flavors & Fragrances Inc.

NAMED EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Ronald L. Frasch, age 55
Chairman and Chief Executive Officer of Bergdorf Goodman since April 2000. Prior to joining the Company, Mr. Frasch served as President of GFT, USA, a manufacturer of designer apparel from July 1996 until December 1999.
Karen W. Katz, age 46
President and Chief Executive Officer of Neiman Marcus Stores since December 2002. Ms. Katz served as President and Chief Executive Officer of Neiman Marcus Direct from May 2000 until November 2002; Executive Vice President of Neiman Marcus Stores from February 1998 until May 2000; and as Senior Vice President of Neiman Marcus Stores from September 1996 until February 1998.
James E. Skinner, age 50
Senior Vice President and Chief Financial Officer since June 2001. Prior to joining the Company, Mr. Skinner served as Senior Vice President and Chief Financial Officer of Caprock Communications Corp. from August 2000 through December 2000. From 1994 until 2000, Mr. Skinner served as Executive Vice President, Chief Financial Officer and Treasurer of CompUSA Inc.
Neva L. Hall, age 49
Executive Vice President of Neiman Marcus Stores since December 2002. Ms. Hall served as Senior Vice President, General Merchandise Manager, Neiman Marcus Stores, from February 1997 until November 2002; Vice President, Public Relations from 1996 until February 1997; and Vice President, Divisional Merchandise Manager of Fine Apparel from 1991 until 1996.

MEETINGS AND COMITTEES OF THE
BOARD OF DIRECTORS

Board of Directors

        The Board of Directors consists of a majority of independent directors who are nominated by the Nominating and Corporate Governance Committee and elected by the Company's shareholders. The Board is the ultimate decision-making body of the Company except with respect to those matters reserved to the shareholders. The Board of Directors acts as an advisor and counselor to senior management and ultimately monitors its performance. These functions of the Board of Directors are fulfilled by the presence of directors with stature who have a substantive knowledge of the Company's business. The roles of Chairman and Chief Executive Officer ("CEO") are separate. The CEO is the only management director.

        The Board has affirmatively determined that the following directors are independent, as that term is defined by the New York Stock Exchange Listing Standards, and have no material relationship with the Company: Matina S. Horner, Walter J. Salmon, Vincent M. O'Reilly, Gary L. Countryman, Carl Sewell and Paula Stern.

        The Board held six meetings and the committees held 13 meetings in fiscal year 2003. The average attendance in the aggregate at each of the Board and committee meetings was 96%.

Corporate Governance Guidelines

        The Board has formally adopted corporate governance guidelines in order to assure that the Board will have the necessary authority and practices in place to review and evaluate the Company's business operations as needed and to make decisions that are independent of the Company's management. The Corporate Governance Guidelines set forth the practices the Board will follow with respect to board composition and selection, board meetings and involvement of senior management, CEO performance and succession planning, and board committees and compensation. A summary of the Corporate Governance Guidelines is set forth below. The full text of these guidelines may be accessed through our website at www.neimanmarcusgroup.com.

Director Independence

        A majority of directors shall be independent, and the Audit, Compensation, and Nominating and Corporate Governance Committees are all composed entirely of independent directors. Independence for these purposes shall mean the independence requirements set forth in the Securities and Exchange Act of 1934, as amended, the rules adopted by the Securities and Exchange Commission ("SEC") thereunder, and the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time.

Board Membership Criteria

        The qualifications of all candidates for election to the Board of Directors shall be considered at the time the candidate is recommended for election by the Nominating and Corporate Governance Committee. The Company seeks individuals to serve as directors with the highest personal and professional character and integrity who have outstanding records of accomplishment in diverse fields of endeavor and who have obtained leadership positions in their chosen business or profession. These persons should have demonstrated exceptional ability and judgment and have substantial expertise and experience in areas relevant to the Company's operations.

Director Responsibilities

        The responsibilities of the Board of Directors shall include, but not be limited by, the following:

  •
  Advise and provide direction to senior management on major issues facing the Company.
  •
  Selection, compensation and evaluation of the CEO.
  •
  Develop, monitor and evaluate the CEO's succession plan.
  •
  Ensure that appropriate processes and controls are in place to promote compliance with applicable laws and the highest standards of business ethics.
  •
  Oversee the Company's strategic planning processes and initiatives.
  •
  Approve all material transactions and financings affecting the Company.
  •
  Evaluate the performance of the Board and its committees and make appropriate changes where necessary.

Service on Outside Boards

        The Company has no fixed limit on the number of other boards on which a director may serve; however, the number of other board memberships shall be a consideration along with any other time commitments a prospective or current director may have in determining his or her ability to serve effectively on the Company's Board. These factors will also be considered at the time of the annual performance evaluation of the Board and its committees.

Attendance and Advance Review of Materials

        All directors of the Company are expected to maintain a good attendance record and familiarize themselves with the materials distributed prior to each Board or committee meeting. Absent special circumstances, such materials are provided at least three business days prior to the meeting, and earlier for major transactions.

Board Agendas

        All directors shall be entitled to place items on agendas for Board meetings. Agendas for the meetings of committees of the Board are cleared by the chairperson of the Committees, and all committee members are entitled to place items on the agenda.

Director Access to Management and Independent Advisors

        At the invitation of the Board, members of senior management shall attend Board meetings or portions thereof for the purpose of participating in discussions. Generally, presentations of matters to be considered by the Board are made by the manager responsible for that area of the Company's operations. Board members shall also have access to all other members of management and employees of the Company, provided however, that except in unusual circumstances, Board members shall report any meeting or discussion with managers or employees to the CEO of the Company. Where necessary and appropriate, Board members shall be entitled to consult with independent legal, financial and accounting advisors to assist them in carrying out their duties and responsibilities to the Company and its shareholders.

Executive Sessions of Non-Management and Independent Directors

        The non-management directors shall meet in executive session, without any member of management being present, at each regularly scheduled meeting of the Board. Independent directors shall meet in executive session at least once a year, or more often, as appropriate. The Chairperson of the Nominating and Corporate Governance Committee shall act as presiding director at each executive session.

CEO Evaluation and Succession Planning

        The Board, assisted by the Compensation Committee, shall develop, monitor, evaluate and, if necessary, modify a succession plan for the CEO on at least an annual basis.

Separation of the positions of Chairman and CEO

        The positions of Chairman and CEO shall be held by separate individuals in order to aid in the Board's oversight of the Company's management.

Change in Job Responsibility

        The Board does not believe that any director who retires or changes employment should necessarily tender his or her resignation from the Board. The Board and the Nominating and Corporate Governance Committee will evaluate whether the affected director continues to satisfy the Board's membership criteria in light of his or her new occupational status.

Director Compensation

        The Company's senior management shall assist the Compensation Committee on a biennial basis in assessing the compensation of the Company's directors measured against comparable companies. Independent directors will receive no additional compensation, in the form of consulting fees or other specific benefits, beyond that provided for service on the Board.

Director Orientation and Continuing Education

        Directors are provided extensive materials regarding the Company upon their initial election to the Board, including information regarding the Company and its policies and various administrative and legal matters. Other orientation and educational programs include presentations by industry experts and key management.

Evaluation of the Board and its Committees

        The Nominating and Corporate Governance Committee will oversee an annual evaluation of the effectiveness of the Board and each Committee, as well as the composition, practices and organization (including the Board and committee structure, membership and leadership) of the Board. The initial evaluation will take place at the end of the 2004 fiscal year.

Shareholder Ratification of Independent Auditors

        Shareholders of the Company will be given the opportunity to ratify the Board's selection of independent auditors for that current fiscal year.

Board Committees

        The Board shall maintain at least four standing committees: The Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, and the Executive Committee. Each committee will perform such duties as may be assigned to it by the Board of Directors in compliance with the Company's bylaws and each Committee's charter. The Audit, Compensation, and Nominating and Corporate Governance Committees shall (i) be composed entirely of independent directors, (ii) adopt a written charter setting forth their respective purposes, goals and responsibilities, and (iii) annually evaluate their respective performance. Each of the Audit, Compensation, and Nominating and Corporate Governance Committees shall also have the authority to engage outside experts, advisers and counsel.

Code of Ethics and Conduct

        The Board has adopted The Neiman Marcus Group, Inc. Code of Ethics and Conduct, as well as including a separate Code of Ethics for Financial Professionals that applies to all financial employees including the chief executive officer, the chief financial officer and the principal accounting officer. Both the Code of Ethics and Conduct and the Code of Ethics for Financial Professionals may be accessed through our website at www.neimanmarcusgroup.com.

Stock Ownership Guidelines

        The Board has established minimum ownership guidelines with respect to the Company's Common Stock for all senior management personnel of the Company. Under these guidelines, the following officers, within the five year period commencing September 2002, will be required to own shares of the Company's Common Stock in the amount specified below:

Name	Shares Required
Burton M. Tansky	153,000
Karen W. Katz	65,000
Ronald L. Frasch	35,000
James E. Skinner	35,000
Neva L. Hall	25,000

COMMITTEES OF THE BOARD

        The Board of Directors has established four standing committees to assist the Board in carrying out its duties: the Executive Committee, the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. The members of the four standing committees are as follows:

Audit	Compensation	Nominating and Corporate Governance	Executive
Vincent M. O'Reilly, Chairman	Walter J. Salmon, Chairman	Matina S. Horner, Chairman	Richard A. Smith, Chairman
Carl Sewell	Matina S. Horner	Paula Stern	Robert A. Smith
Gary L. Countryman	Paula Stern	Gary L. Countryman	Brian J. Knez
		Carl Sewell	Walter J. Salmon

Audit Committee

        The Audit Committee is composed of a minimum of three directors who must satisfy the independence requirements required by the Securities Exchange Act of 1934, as amended, the rules adopted by the SEC thereunder, and the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time. The Audit Committee functions under a charter which is attached to this Proxy Statement as Appendix C. The Board of Directors has determined that Vincent M. O'Reilly, Chairman of the Audit Committee, meets the definition of "audit committee financial expert" as such term is defined under the rules of the SEC. The Board of Directors has also determined that Gary L. Countryman and Carl Sewell posses the necessary level of financial literacy required to enable them to serve effectively as Audit Committee members. No Audit Committee member serves on more than three audit committees of public companies. The Company maintains an Internal Audit Department to provide management and the Audit Committee with ongoing assessments of the Company's risk management processes and system of internal control.

        The Audit Committee met eight times during fiscal year 2003. The Audit Committee's primary duties and responsibilities include the following:

  •
  Provide assistance to the Board of Directors in fulfilling its responsibilities with respect to the oversight of:
  •
  The quality and integrity of the Company's financial statements.
  •
  The independent auditor's qualifications and independence.
  •
  The Company's compliance with legal and regulatory requirements.
  •
  The performance of the Company's internal audit function and its independent auditor.
  •
  The Company's internal controls and risk assessment.

  •
  The review of key business controls and risk areas, including the effective use of audit resources and the scope of the audit plan, in connection with the Company's internal auditors and independent auditing firm.
  •
  The appointment, compensation, oversight responsibility and dismissal of the Company's independent auditing firm.
  •
  The pre-approval of all auditing services and allowable non-audit services provided to the Company by its independent auditing firm.

        The Audit Committee has established a toll-free number, 866-493-1854, whereby interested parties may contact non-management directors.

Compensation Committee

        The Compensation Committee is composed of a minimum of three directors who must satisfy the independence requirements required by the Securities Exchange Act of 1934, as amended, the rules adopted by the SEC thereunder, and the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time. The Compensation Committee functions under a charter which is attached to this Proxy Statement as Appendix D.

        The Compensation Committee met five times in fiscal year 2003. Its primary duties and responsibilities include the following:

  •
  The establishment of compensation philosophy and policy which fairly rewards the executive officers and other key employees of the Company for performance benefiting the shareholders, and which effectively attracts and retains the executive resources necessary to successfully lead and manage the Company.
  •
  The administration of the Company's incentive compensation plans.
  •
  The evaluation and approval of corporate goals and objectives relevant to the compensation of the CEO, and the determination and approval of the CEO's compensation based on such evaluation.
  •
  The creation of a Compensation Committee Report to be included in the Company's proxy statement, as required by the SEC.

Nominating and Corporate Governance Committee

        The Nominating and Corporate Governance Committee is composed of a minimum of three directors who must satisfy the independence requirements required by the Securities Exchange Act of 1934, as amended, the rules adopted by the SEC thereunder, and the corporate governance and other listing standards of the New York Stock Exchange as in effect from time to time. The Nominating and Corporate Governance Committee functions under a charter which is attached to this Proxy Statement as Appendix E.

        The Nominating and Corporate Governance Committee did not meet in fiscal year 2003. The primary duties and responsibilities include the following:

  •
  The supervision and evaluation of issues relating to corporate governance, and the recommendation to the Board of appropriate governance policies and practices.
  •
  The recommendation to the Board of policies regarding committee members and committee chairmen.
  •
  The recommendation to the Board of a process for annual assessment of the Board's performance.
  •
  The identification, review and assessment of nominees for election as members of the Board of Directors and the recommendation of qualified nominees to the Board (together with any relevant information regarding the proposed nominee).
  •
  The supervision and evaluation of the Company's Code of Ethics and Conduct.

        The Nominating and Corporate Governance Committee does not solicit director nominations but will consider shareholder recommendations of nominees that meet the criteria set forth in the Company's Corporate Governance Guidelines for directors to be elected at the Company's 2005 Annual Meeting of Shareholders if submitted to the Secretary of the Company at One Marcus Square, 1618 Main Street, Dallas, Texas 75201 no later than October 18, 2004.

Executive Committee

        The Executive Committee did not meet during fiscal year 2003. The bylaws of the Company give the Executive Committee the authority to manage the affairs of the Company as necessary between meetings of the Board of Directors. In practice, the Executive Committee meets infrequently and does not act except on matters that must be dealt with prior to the next scheduled Board of Directors meeting. Corporate actions that may not be authorized by the Executive Committee include declaring a dividend, amending the Certificate of Incorporation or the bylaws, adopting an agreement of merger or consolidation or imposing a lien on substantially all of the assets of the Company.

Website Access

        The charters of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee as well as the Corporate Governance Guidelines, The Code of Ethics and Conduct and the Code of Ethics for Financial Professionals may be accessed through our website at www.neimanmarcusgroup. com. Any shareholder may request printed copies by contacting Investor Relations at 214-743-7625.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Cash Retainer and Meeting Fees

        Non-employee directors receive an annual cash retainer fee of $20,000 per year and a fee of $2,000 per Board of Directors meeting attended. For each committee meeting attended, the non-employee directors receive a fee of $750 (the Chairperson receives $1,500). These directors are also reimbursed for travel and incidental expenses incurred in attending meetings and carrying out their duties as directors. If a non-employee director is unable to attend a meeting in person but participates by telephone, he or she receives one-half of the fee that would be paid if attended in person. Richard A. Smith receives no compensation for his participation as Chairman of the Board or as a committee chairman or committee member.

        Robert A. Smith and Brian J. Knez each receive $200,000 annually for their services as Co-Vice Chairmen of the Board, plus reimbursement for travel and incidental expenses. In fiscal 2000, as senior officers of Harcourt General and of the Company, Messrs. Robert A. Smith, Brian J. Knez and John R. Cook, were awarded restricted stock and non-qualified stock options by the Compensation Committee of the Company. On September 11, 2003, Mr. Cook exercised a nonqualified stock option to purchase 18,000 shares of Class A Common Stock at the exercise price of $27.25 per share. As of November 4, 2003, Robert A. Smith and Brian J. Knez each had outstanding options to purchase 55,500 shares of Class A Common Stock at $27.25 per share. The options granted Messrs. Smith, Knez and Cook under The Neiman Marcus Group, Inc. 1997 Incentive Plan (the "1997 Incentive Plan") vest 20% on the first through the fifth anniversary dates of the grant and expire on the tenth anniversary date of the grant.

        As of November 4, 2003, Mr. Smith and Mr. Knez each had 3,700 shares of restricted stock outstanding. Restrictions lapse 20 percent per year on the first through the fifth anniversary dates of the grant.

Stock-based Units and Deferred Compensation

        Each non-employee director is also entitled to receive stock-based units in an amount equal to the value of the annual cash retainer. The number of stock-based units is calculated quarterly by dividing $5,000 (the amount of the quarterly cash retainer) by the trailing five-day average of the closing price of the Class A Common Stock at the end of each fiscal quarter. The value of each of the non-employee director's stock-based units will be payable only in cash when the non-employee director ceases to serve as a member of the Board of Directors of the Company. These stock-based units do not carry voting or dispositive rights. Richard A. Smith, Robert A. Smith and Brian J. Knez do not receive stock-based units.

        The Company also offers non-employee directors the right to elect to receive all or part of the cash portion of their fees on a deferred basis. If the deferred basis is elected, it may be in the form of cash with interest calculated at a rate equal to the average of the top rates paid by major New York banks on three-month negotiable certificates of deposit as quoted on the last business day of the fiscal quarter, or in the form of stock-based units, calculated on the basis of the trailing five-day average of the closing price of the Class A Common Stock at the end of each fiscal quarter. For fiscal 2003, Dr. Horner, Dr. Stern and Mr. Countryman elected to receive all of their fees on a deferred basis using the stock-based method.

Certain Relationships and Related Transactions

        Gary L. Countryman, a director of the Company, is Chairman Emeritus of the Liberty Mutual Group. Liberty Mutual Company, a subsidiary of Liberty Mutual Group, underwrites some of the Company's insurance policies. These insurance policies contain terms which, in the judgment of management, are no less favorable than could be obtained from other insurance companies. During fiscal year 2003, the amount paid by the Company to Liberty Mutual Company did not exceed two percent of their consolidated gross revenues reported for the fiscal year ended December 31, 2002.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the directors and executive officers of the Company and persons who own more than 10 percent of any class of the Company's Common Stock, to file reports of holdings and transactions in the Company's Common Stock with the SEC and the NYSE. Based on our records and other information, we believe that in fiscal year 2003 our directors, executive officers and greater than 10 percent beneficial owners met all Section 16(a) filing requirements.

Compensation Interlocks and Insider Participation

        The members of the Compensation Committee for the fiscal year ended August 2, 2003 were Walter J. Salmon, Matina S. Horner and Paula Stern. None of these persons is or has been an officer or employee of the Company or any of its subsidiaries. In addition, there are no Compensation Committee interlocks between the Company and other entities involving the Company's executive officers and board members who serve as executive officers of such entities.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table shows compensation paid by the Company to the CEO and to the four most highly paid executive officers (the "Named Executive Officers") during fiscal years 2003, 2002 and 2001.

Long-Term Compensation Awards(1)
Annual Compensation
				Restricted Stock Awards ($)(3)	Securities Underlying Options (#)
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(2)			All Other Compensation ($)(4)
Burton M. Tansky President and Chief Executive Officer	2003 2002 2001	$1,200,000 1,150,000 1,150,000	$1,070,160 747,500 125,000	$601,326 — —	70,000 30,000 88,000	$63,957 45,773 97,233
Karen W. Katz President and Chief Executive Officer—Neiman Marcus Stores	2003 2002 2001	650,000 475,000 440,000	284,558 190,000 75,000	403,921 — —	45,000 25,000 45,000	23,171 14,357 24,924
Ronald L. Frasch Chairman and Chief Executive Officer of Bergdorf Goodman	2003 2002 2001	600,000 575,000 575,000	298,176 208,438 —	42,518 — —	31,200 12,500 47,000	25,938 18,434 —
James E. Skinner Senior Vice President and Chief Financial Officer(5)	2003 2002 2001	460,000 425,000 —	246,836 170,000 —	229,597 — —	24,000 20,000 —	19,504 1,080 —
Neva L. Hall Executive Vice President—Neiman Marcus Stores	2003 2002 2001	400,000 310,000 300,000	83,965 77,500 —	67,118 — —	34,000 10,000 20,000	14,205 8,400 9,887

Footnotes:

(1)
Other than restricted stock, stock options and other equity-based awards that may be granted under the 1997 Incentive Plan, the Company does not have a long-term compensation program for its executive officers that includes long-term incentive payouts.

(2)
Bonus payments are reported with respect to the year in which the related services were performed.

(3)
For all shares of restricted stock awarded in fiscal 1999 and certain shares of restricted stock awarded in fiscal 2000, the restrictions lapse upon the achievement of specified performance targets or, if the specified targets are not reached within five years of the date of award, then the restrictions lapse eight years from the date of the award. The specified performance targets have not been attained. For the shares of restricted stock awarded in fiscal 2000, twenty percent of each award is freed from the restrictions each year, commencing one year after the date of award, provided that the recipient continues to be employed by the Company on the anniversary date of the award. Restrictions on shares of restricted stock awarded in fiscal year 2003 lapse on the third anniversary date of the award. Shares of purchased restricted stock were awarded in fiscal year 2003 at fifty percent of the market value on the date of the award. Restrictions lapse on the purchased restricted stock three years from the date of the award provided that the recipient is still employment by the Company on the date the restrictions lapse. If the recipient's employment by the Company is terminated for any reason other than death or disability prior to the date the restrictions lapse, shares will be repurchased by the Company at the lower of the price the employee paid for the shares or an amount equal to the number of shares multiplied by the average of the closing price of a share of Class A Common Stock on the NYSE over the ten most recent trading days preceding the date of termination of the employee. Holders of restricted stock are entitled to vote their restricted shares and receive all dividends which may be paid with respect to such shares. In the event of termination of employment for any reason, other than death or permanent disability, restricted shares are forfeited by the holders and revert to the Company. Only shares representing Class A Common Stock are granted or awarded under the 1997 Incentive Plan. At the end of fiscal year 2003, the Named Executive Officers' restricted stock holdings and market values (based on the NYSE closing price of $39.25 for the Company's Class A Common Stock at fiscal year-end) were as follows: Mr. Tansky—59,950 ($2,102,485); Ms. Katz—27,800 ($878,560); Mr. Frasch—2,800 ($67,382); Mr. Skinner—12,960 ($344,682); and Ms. Hall—5,860 ($210,264).

(4)
The items accounted for in this column include the cost to the Company of (a) matching contributions under the Company's Key Employee Deferred Compensation Plan and (b) group life insurance premiums. For fiscal year 2003, such amounts for each of the Named Executive Officers were, respectively, as follows: Mr. Tansky—$55,680 and $8,277; Ms. Katz—$21,860 and $1,311; Mr. Frasch—$24,144 and $1,794; Mr. Skinner—$17,844 and $1,660; and Ms. Hall—$12,437 and $1,768.

(5)
Mr. Skinner joined the Company in June, 2001.

Option Grants in Fiscal Year 2003

        The following table shows all options to purchase Class A Common Stock of the Company granted to each of the Named Executive Officers in fiscal year 2003 and the potential value of such grants at stock price appreciation rates of five and ten percent, compounded annually over the six-year term of the options. Also shown is the potential gain of all employees as of August 2, 2003, using the same base price and appreciation rates and compounded over the same six-year period. The five and ten percent rates of appreciation are required to be disclosed by SEC rules and are not intended to forecast possible future appreciation, if any, in the price of the Company's stock.

	Individual Grants(1)
	Number of Securities Underlying Options Granted (#)	% of Total Options Granted to Employees in Fiscal Year			Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
			Exercise or Base Price ($/Sh)
Name				Expiration Date
					5%($)	10%($)
Burton M. Tansky	70,000	8.5	30.97	09-20-2008	598,950	1,323,524
Karen W. Katz	45,000	5.5	30.97	09-20-2008	385,039	850,837
Ronald L. Frasch	20,000 11,200	2.4 1.5	30.97 30.37	09-20-2008 11-20-2008	171,128 93,972	378,149 207,661
James E. Skinner	24,000	2.9	30.97	09-20-2008	205,354	453,779
Neva L. Hall	24,000 10,000	2.9 1.2	30.97 30.61	09-20-2008 12-16-2008	205,354 84,569	453,779 186,877
All employees (including the Named Executive Officers)(2)	822,525	100	30.97	9-20-2008	7,037,855	15,551,887

Footnotes:

(1)
All options granted during the fiscal year ended August 2, 2003 are nonqualified stock options to purchase shares of the Company's Class A Common Stock, become exercisable three years from the date of grant and expire six years from the date of grant. All options include tax withholding rights and were granted at the fair market value based on the closing price of the Class A Common Stock on the NYSE on the date of grant. See "Severance Agreements; Change of Control Arrangements" below.

(2)
Options granted during the fiscal year ended August 2, 2003 were granted at an exercise price between $29.00 and $30.97 and expire between September 20, 2008 and January 21, 2009.

(3)
Potential realizable values are based on assumed annual rates of return specified by the rules of the SEC.

Total Options Exercised in 2003 and Year-End Values

        The following table sets forth information on options exercised by each of the Named Executive Officers at fiscal 2003 year end.

			Number of Securities Underlying Unexercised Options at August 2, 2003(#)	Value of Unexercised In-the-Money Options at August 2, 2003($)
Name	Shares Acquired On Exercise(#)	Value Realized($)	Exercisable/ Unexercisable	Exercisable/ Unexercisable(1)
Burton M. Tansky	25,000	638,125	199,400/213,800	2,376,737/2,170,312
Karen W. Katz	1,500	38,287	87,800/103,200	949,362/1,025,425
Ronald L. Frasch	11,500	123,517	21,700/57,500	106,475/501,956
James E. Skinner	—	—	16,000/48,000	172,400/457,320
Neva L. Hall	17,000	127,453	0/65,900	0/636,388

Footnotes:

(1)
The value of unexercised in-the-money options is calculated by multiplying the number of underlying shares by the difference between the closing price of the Company's Class A Common Stock on the NYSE at fiscal 2003 year-end ($39.25) less the option exercise price for those shares. These values have not been realized.

Pension Plans

        The Company maintains a funded, qualified pension plan known as The Neiman Marcus Group, Inc. Retirement Plan (the "Retirement Plan"). Most non-union employees over age 21 who have completed one year of service with 1,000 or more hours participate in the Retirement Plan, which pays benefits upon retirement or termination of employment. The Retirement Plan is a "career-average" plan, under which a participant earns each year a retirement annuity equal to 1% of his or her compensation for the year up to the Social Security wage base and 1.5% of his or her compensation for the year in excess of such wage base. Benefits under the Retirement Plan become fully vested after five years of service with the Company.

        The Company also maintains a Supplemental Executive Retirement Plan (the "SERP"). The SERP is an unfunded, nonqualified plan under which benefits are paid from the Company's general assets to supplement Retirement Plan benefits and Social Security. Executive, administrative and professional employees (other than those employed as salespersons) with an annual base salary at least equal to a minimum established by the Company ($160,000 as of August 2, 2003) are eligible to participate. At normal retirement age (age 65), a participant with 25 or more years of service is entitled to payments under the SERP sufficient to bring his or her combined annual benefit from the Retirement Plan and SERP, computed as a straight life annuity, up to 50% of the participant's highest consecutive 60 month average of annual pensionable earnings, less 60% of his or her estimated annual primary Social Security benefit. If the participant has fewer than 25 years of service, the combined benefit is proportionately reduced. Benefits under the SERP become fully vested after five years of service with the Company.

        The following table, which includes benefits under the Retirement Plan and the SERP, shows the estimated annual pension benefits payable to employees in various compensation and years of service categories. The estimated benefits apply to an employee retiring at age 65 in 2003 who elects to receive his or her benefit in the form of a straight life annuity. The amounts actually payable will be lower than the amounts shown below, since such amounts will be reduced by 60% of the participant's estimated primary Social Security benefit.

Estimated Annual Retirement Benefits
Under Retirement Plan and SERP

	Total Years of Service
Final Average Pensionable Earnings
	5	10	15	20	25
$400,000	$40,000	$80,000	$120,000	$160,000	$200,000
600,000	60,000	120,000	180,000	240,000	300,000
800,000	80,000	160,000	240,000	320,000	400,000
1,000,000	100,000	200,000	300,000	400,000	500,000
1,200,000	120,000	240,000	360,000	480,000	600,000

        The following table shows the pensionable earnings and credited years of service for the Named Executive Officers as of August 2, 2003, and years of service creditable at age 65.

		Years of Service(2)
	Pensionable Earnings For Year Ended August 2, 2003(1)
Name		at August 2, 2003		at Age 65
Burton M. Tansky	$1,200,000	—	(3)	21	(3)
Ronald L. Frasch	650,000	13		23
Karen W. Katz	650,000	18		25
James E. Skinner	460,000	2		17
Neva L. Hall	400,000	20		35

Footnotes:

(1)
In computing the combined benefit under the Retirement Plan and SERP, "pensionable earnings" means, with respect to the Retirement Plan, base salary and any bonus and, with respect to the SERP, base salary only. The amounts shown above include base salary only.

(2)
The credited years of service set forth in the table reflect years of credited service under the Retirement Plan, which is a "career average plan" with no limitation on years of credited service. However, credited service under the SERP may not exceed 25 years.

(3)
For purposes of determining Mr. Tansky's retirement benefits under the SERP, Mr. Tansky will be credited with two times his years of service with the Company provided (i) he agrees not to compete with the Company for a period of three years following his retirement, (ii) the Company terminates his employment other than for cause, or (iii) he resigns under certain circumstances following a change of control of the Company; otherwise, Mr. Tansky's accrued service under the SERP will be calculated at 5/3 times his years of service if he retires after age 65 and in the normal manner in all other cases. Mr. Tansky is 65 years old.

Severance and Change of Control Arrangements

        The Company has entered into Confidentiality, Non-Competition and Termination Benefits Agreements with Ms. Katz and Messrs. Tansky, Frasch and Skinner. These agreements entitle them to receive severance payments in the event their employment with the Company is terminated in certain situations. If terminated by the Company other than for cause or due to total disability or death, Mr. Tansky will have the right to receive an amount equal to two times his annual base salary at the time of termination, payable in 24 monthly installments. Ms. Katz and Messrs. Frasch and Skinner will have the right to receive an amount equal to one and one-half times their annual base salary at the time of termination, payable in 18 monthly installments. These amounts will also be paid to each of the Named Executive Officers if they resign because they are not permitted to continue in a comparable position following a change of control.

        The 1997 Incentive Plan provides that in the event of a change of control of the Company, all outstanding options and awards become fully vested and exercisable.

Indebtedness of Management

        Currently, and during fiscal year 2003, Mr. Tansky has an outstanding loan balance under the Company's Key Executive Stock Purchase Loan Plan (the "Loan Plan") in the amount of $369,253. The loan was used to exercise stock options and discharge tax liabilities, as provided in the Loan Plan. The loan bears interest at the annual rate of five percent, payable quarterly. Under the terms of the Loan Plan, loans become due and payable seven months after an employee leaves the Company. No other executive officer, director or five percent security holder of the Company had any indebtedness, transaction or series of similar transactions during fiscal year 2003. Effective July 30, 2002, the Loan Plan was terminated and the Company has not made any other loans to any executive officer or director under the Loan Plan, nor will the existing loan be modified in any material way. Interest on the outstanding loan to Mr. Tansky will continue to accrue and be payable quarterly until the loan is fully paid.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Compensation Committee (the "Committee") establishes, approves, and administers executive compensation policies and practices that govern the compensation paid to all senior officers of the Company, including the CEO and those executives who are subject to Section 16 of the Securities Exchange Act of 1934. The Committee regularly reports to the Board and is comprised of three independent directors. During fiscal year 2003, Walter J. Salmon chaired the Committee and the other Committee members were Matina S. Horner and Paula Stern. The following sets forth the Committee's policies regarding executive compensation during fiscal year 2003 including certain goals and objectives for fiscal year 2004.

Compensation Philosophy and Objectives

        The Company is committed to creating long-term shareholder value. The Committee believes that the compensation program for executives should be designed to attract and retain executives who possess the high-quality skills and talent necessary to operate the Company's business at a high level of efficiency and effectiveness. The compensation philosophy seeks to provide a strong link between an executive's total earnings opportunity and the short-term and long-term performance of the Company based on the achievement of pre-determined financial targets and operational goals. The core principles underlying the framework for the program are:

  •
  Competitive Compensation Opportunities. The value will be based on survey information from recognized compensation consulting firms and will be targeted at levels that will attract, motivate, and retain a highly skilled work force and enable the Company to compete for the best talent.

  •
  Performance-Based Pay. A significant part of each executive's compensation is directly linked to accomplishing specific results that will create shareholder value in the short and long term.

  •
  Equity-Based Compensation. The Committee believes that an equity stake effectively aligns employee and shareholder interests and provides proper motivation for enhancing shareholder value.

Executive Compensation Components and Practices

        The Company's executive compensation program consists of three key components: (1) base salary; (2) short-term incentives (annual bonus); and (3) long-term incentives (stock options, restricted stock, purchased restricted stock). The policies and practices for determining executive compensation and specifically that of the Chief Executive Officer, Burton M. Tansky, are described below:

(1)
Base Salary

  Base salary for each of the executive officer positions is determined with reference both to (i) salary survey information from recognized compensation consulting firms, and (ii) other factors such as job responsibilities and scope, level of expertise and experience required, strategic impact of the position, overall business performance, and individual contributions. The salary survey information is used to establish benchmark amounts for both base salary and total cash compensation for each executive position. Comparisons are made to a broad range of domestic, publicly held retailing companies, including "upscale" specialty retailing companies. Because the Company competes for executive talent with a broad range of companies, the Committee does not limit its comparison information for compensation purposes to the companies included in the peer group in the Stock Performance Graph on page 30 of this Proxy Statement.

  While the Committee used the benchmarks described above as a reference point, a particular individual's base salary may vary from the benchmark depending on his or her salary history, experience, individual performance, guidelines established with respect to salary increases for the entire Company, and the subjective judgment of the Committee.

(2)
Annual Incentives

  All executives are eligible to be considered for annual incentives. The annual bonus for executive officers is based on the Company's key financial and operational results as measured against targets for revenue, earnings (as measured by operational net income, earnings before interest and taxes, or other metrics) and certain qualitative measures of performance. Targets for these measures are established in advance and reviewed and approved by the Committee. The Committee also sets minimum thresholds that must be met before any awards can be paid. If that minimum level is not achieved, no annual bonuses are paid. The final award amount depends on the actual level of performance achieved in comparison to the targets; however, the Committee has the discretion to make adjustments to ensure that award payments reflect the operating results of the Company and are not inflated or deflated artificially.

  Key Employee Bonus Plan: The Neiman Marcus Group, Inc. Key Employee Bonus Plan (the "Key Employee Bonus Plan") provides incentive compensation opportunities for key employees of the Company and its subsidiaries. Under the Key Employee Bonus Plan, participants designated by the Compensation Committee of the Company have the opportunity to receive incentive compensation awards based on the attainment of specific performance goals established by the Compensation Committee as of the beginning of each performance period. Participants may elect to receive all or a percentage of their annual incentive bonus in shares of Class A Common Stock ("Elected Common Stock") pursuant to the 1997 Incentive Plan. Shares of Elected Common Stock are issued at the fair market value of the Company's Class A Common Stock on the date of election. The stock election also entitles an executive to receive additional shares of the Company's Class A Common Stock in the future ("Deferred Common Stock") if the executive remains in the employment of the Company for a three-year period and does not otherwise dispose of the Elected Common Stock. The number of shares of Deferred Common Stock will be equal to 25% of the number of shares of Elected Common Stock and will not be issued until the three-year period has been completed. The Elected Common Stock is not subject to forfeiture and is fully transferable upon issuance. If the executive disposes of the Elected Common Stock, the Deferred Common Stock will be forfeited.

(3)
Long-Term Incentives

  Long-term incentives, including stock options, restricted stock and purchased restricted stock, provide a mechanism to reward executive officers for maximizing long-term shareholder value. Grants of stock options and restricted stock are made annually under the 1997 Incentive Plan, which has been approved by the shareholders of the Company including all amendments.

  Nonqualified Stock Options: All executives are eligible to be considered for nonqualified stock options granted annually. The size of the grant is determined by the Committee based on survey information from recognized compensation consulting firms and other factors such as job responsibilities and scope, level of expertise and experience required, strategic impact of the position, overall business performance, and individual contributions. Nonqualified stock options are granted with an exercise price equal to the fair market value of the Company's Class A Common Stock on the day of grant, become exercisable three years from the grant date, and continue to be exercisable until six years from the grant date.

  Purchased Restricted Stock: With respect to a portion of the award of shares of Class A Common Stock granted to executive officers, the executive may elect to allocate the total number of shares awarded in 5% increments between shares of purchased restricted stock, nonqualified stock options and regular restricted stock. Shares of purchased restricted stock are purchased at 50% of the fair market value on the date of the election and held by the Company until the third anniversary date of the election. If the executive leaves the employment of the Company for any reason other than death or permanent disability, the shares may be repurchased by the Company at the lower of (i) the amount the executive paid for the shares, and (ii) the fair market value of the Class A Common Stock at the time of the cessation of the executive's employment. If an election is made to receive all or a portion of the total award in nonqualified stock options, the executive will receive a grant on a one-for-one basis in lieu of purchased restricted stock. Shares of regular restricted stock are awarded at 30% of the award.

  Restricted Stock: Restricted stock awards may be granted to executives in the form of retention restricted stock and regular restricted stock. Retention restricted stock is awarded primarily for purposes of retention. Restrictions on retention restricted stock lapse 20% on the first through the fifth anniversary dates of the grant. Regular restricted stock may be granted executives in connection with an election pursuant to the purchased restricted stock. Restrictions lapse on regular restricted stock three years from the anniversary date of the award.

Compensation for the Chief Executive Officer

        The Compensation Committee's basis for compensation of the Chief Executive Officer, Burton M. Tansky, is based on the compensation philosophy discussed above. Mr. Tansky participates in the same executive compensation plans available to the other executive officers. For fiscal year 2003, the Compensation Committee set the base salary of Mr. Tansky at $1,200,000. The compensation level established for Mr. Tansky was in response to the Compensation Committee's and the Board's assessment of the Company's performance and accomplishments, as well as Mr. Tansky's position in the Company and the nature of his responsibilities and contributions. The Committee considered Mr. Tansky's performance in terms of the Company's success in meeting its performance targets, from both an operational and a financial standpoint, and in executing its strategic plan. The Committee also considered the Company's performance relative to its peers and competitors in the industry and evaluating Mr. Tansky's compensation.

Compliance with the Internal Revenue Code

        The Compensation Committee is responsible for addressing issues raised by Section 162(m) of the Internal Revenue Code ("Section 162(m)"). Section 162(m) limits the Company's tax deduction for compensation paid to certain executive officers that does not qualify as "performance-based" to $1 million per executive officer. To qualify as performance-based under Section 162(m), compensation payments must be made pursuant to a plan that is administered by a committee of outside directors and must be based on achieving objective performance goals. In addition, the material terms of the plan must be disclosed to and approved by shareholders, and the Compensation Committee must certify that the performance goals were achieved before payments can be awarded.

        The Compensation Committee continues to carefully consider the impact of this rule and has taken steps that are designed to comply with its provisions and to maximize the corporate tax deduction for performance-based compensation. During 1997, the Compensation Committee, the Board of Directors and the shareholders of the Company approved the 1997 Incentive Plan. The 1997 Incentive Plan allows the Committee to award stock incentives and cash bonuses based on objective criteria. It is expected that stock options awarded under the 1997 Incentive Plan will generally be characterized as "performance-based" compensation and therefore will be fully deductible by the Company. If adopted, the Key Employee Bonus Plan establishes performance criteria that are intended to qualify awards made under the Key Employee Bonus Plan to the named executive officers as performance-based awards approved by shareholders; thus, these awards should not be counted toward the $1 million limitation. However, the Compensation Committee believes that in some instances it may be necessary to forsake a tax deduction in order to continue to attract and retain qualified executives. See "Proposal to Approve The Neiman Marcus Group, Inc. Key Employee Bonus Plan."

                      COMPENSATION COMMITTEE

                      Walter J. Salmon, Chairman
                      Matina S. Horner
                      Paula Stern

Stock Performance Graph

        The following graph compares the total cumulative return over five years on the Company's Class A Common Stock to the total cumulative return over the same period of the common stocks of companies in the Standard & Poor's 500 Index ("S&P 500") and an industry peer group consisting of:

  •
  Saks, Inc.
  •
  Federated Department Stores, Inc.
  •
  Tiffany & Co.
  •
  Nordstrom, Inc.

        The graph assumes that the value of an investment in the Company's Class A Common Stock and each index was $100 at August 1, 1998, and that all dividends were reinvested. The graph uses the price of the Company's Class A Common Stock for the period since the October 22, 1999 recapitalization of the Company which created two classes of common stock, Class A and Class B. Returns on the common stocks of the companies in the peer group index have been weighted annually at the beginning of each fiscal year to reflect relative stock market capitalization. The comparisons provided in this graph are not intended to be indicative of possible future performance of the Company's stock.

	1998	1999	2000	2001	2002	2003
The Neiman Marcus Group, Inc.	100.0	75.76	100.00	100.06	85.76	119.09
S&P 500	100.0	120.20	130.99	112.22	85.70	94.83
Peer Group	100.0	105.11	66.00	85.42	74.41	86.28

Report of the Audit Committee

        In accordance with its written charter adopted by the Board of Directors (the "Board"), the Audit Committee of the Board (the "Committee") assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During fiscal year 2003, the Committee met eight times, and the Committee chairman, as representative of the Committee and other committee members, discussed the interim financial information contained in each quarterly earnings announcement and Form 10-Q with management, the internal auditors and independent auditors prior to public release.

        In discharging its oversight responsibility as to the audit process, the Audit Committee received from the independent auditors the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independent Discussions with Audit Committees," and discussed with the independent auditors the independent auditors' independence, including the scope and impact of non-audit services provided by the independent auditors. The Committee also discussed with management, the internal auditors, and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

        The Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Committee also discussed results of internal audit's examinations.

        The Committee discussed and reviewed the audited financial statements of the Company as of and for the fiscal year ended August 2, 2003, with management, the internal auditors and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with management, the internal auditors and the independent auditors, the Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended August 2, 2003, for filing with the Securities and Exchange Commission. The Committee also recommended the reappointment, subject to shareholder approval, of Deloitte & Touche LLP as the independent auditors for the Company.

September 18, 2003

                      AUDIT COMMITTEE

                      Vincent M. O'Reilly, Chairman
                      Gary L. Countryman
                      Carl Sewell

PROPOSAL TO APPROVE
THE NEIMAN MARCUS GROUP, INC.
KEY EMPLOYEE BONUS PLAN
(Item 2)

        On September 19, 2003, the Board, with the recommendation of the Compensation Committee, approved The Neiman Marcus Group, Inc. Key Employee Bonus Plan (the "Key Employee Bonus Plan") and its submission to the shareholders for their approval. The Key Employee Bonus Plan is designed to incentivize certain executive officers to make significant contributions to the overall performance and growth of the Company. The Key Employee Bonus Plan will also strengthen our ability to attract and retain talented officers. Only employees who are "officers" for purposes of Section 16 of the Securities and Exchange Act of 1934 and who are designated as participants by the Compensation Committee for the particular performance period are eligible to receive awards under the Key Employee Bonus Plan. Under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), approval of the Key Employee Bonus Plan by the shareholders is required to enable us to obtain a deduction for awards paid under the Key Employee Bonus Plan to executive officers whose compensation for the taxable year is in excess of $1,000,000.

Description of the Key Employee Bonus Plan

        The principal provisions of the Key Employee Bonus Plan are summarized below. The summary is qualified in its entirety by reference to the full text of the Key Employee Bonus Plan, which is set forth as Appendix A to this Proxy Statement. Shareholders are encouraged to read the Key Employee Bonus Plan in its entirety.

        The Compensation Committee of the Board will determine which executive officers are eligible to participate in the Key Employee Bonus Plan and will set the range of awards thereunder for each participant. Under the Key Employee Bonus Plan, awards are made to each participant based upon the achievement of specified objective performance goals. The Compensation Committee may base a performance goal on one or more of the following business criteria that may be applied to an individual, division, store, department, branch, subsidiary or one or more business units, or the Company as a whole:

  •
  Stock price;
  •
  Revenues;
  •
  Cash flow, operating earnings or net income, in each case on an aggregate or per share basis;
  •
  Expenses or expense levels;
  •
  Net borrowing, debt leverage levels, credit quality or debt ratings;
  •
  Inventory levels, inventory turns or shrinkage;
  •
  Market share;
  •
  Return on investment or return on assets;

  •
  One or more operating ratios;
  •
  Capital expenditures;
  •
  Economic value added;
  •
  Net asset value per share; and
  •
  The accomplishment of mergers, acquisitions, dispositions, public or private offerings of securities or similar extraordinary business transactions

        The Compensation Committee will annually designate the performance criteria for the upcoming fiscal year or performance period and the potential award for each participant. Performance goals must be established by the Compensation Committee prior to the earlier to occur of 90 days after the commencement of the period of service to which the performance goals relate or the lapse of 25% of the period of service.

        Participants may elect to receive all or a portion of their award in the form of Class A Common Stock ("Elected Common Stock"). The number of shares of Elected Common Stock to be received by the participant shall be based on the fair market value of the Class A Common Stock as of the deadline for making such election. If a participant elects to receive all or a portion of his or her award in Elected Common Stock, they will also be entitled to receive a number of shares equal to 25% of the number of shares of Elected Common Stock ("Deferred Common Stock"). The Deferred Common Stock will be issued after the third anniversary of the last day of the performance period, provided that the participant has remained continuously employed by the Company and has not sold or otherwise disposed of any of the shares of the Elected Common Stock. Shares of Elected Common Stock and Deferred Common Stock will be issued pursuant to the 1997 Incentive Plan, included as Appendix B to this Proxy Statement.

        The maximum potential award to any one participant for a performance period that is a full fiscal year shall be $3,000,000. If a participant elects to receive all or a portion of their award in Elected Common Stock, the maximum award (including the fair market value of the participant's Elected Common Stock and the related Deferred Common Stock) shall be $3,750,000. If a performance period is shorter than a full fiscal year, the maximum potential award to any one participant will be proportionately reduced.

        Payment of any award earned will be made to the participant following the conclusion of the fiscal year or performance period in question upon the condition that the specified performance goals have been achieved and the Compensation Committee has reviewed and approved the award. The amounts that will be awarded to any executive officer under the Key Employee Bonus Plan are not determinable at this time.

Federal Income Tax Consequences

        The recipient of a cash award, including an award consisting of Elected Common Stock, will recognize ordinary compensation income at the time the cash payment is made. Ordinary compensation income will not be realized on the Deferred Common Stock until the stock is issued on the third anniversary of the last day of the performance period to which the award relates, provided that the recipient is still employed by the Company and has not sold or otherwise disposed of the Elected Common Stock.

Interest of Certain Persons in Matters to be Acted Upon

        Our executive officers have an interest in this proposal to approve the Key Employee Bonus Plan. Upon approval of the Key Employee Bonus Plan, our executive officers will be eligible for awards up to a maximum of $3,000,000 ($3,750,000 if taken in Elected Common Stock) pursuant to the Key Employee Bonus Plan.

Recommendation of the Board of Directors

        The Board of Directors of the Company recommends a vote FOR the approval of The Neiman Marcus Group, Inc. Key Employee Bonus Plan. Approval of the Key Employee Bonus Plan requires a favorable vote of a majority of shares present or represented at the Annual Meeting. On this proposal, abstentions will have the same effect as votes cast against the proposal and broker "non-votes" will have no effect.

PROPOSAL TO RATIFY THE APPOINTMENT OF
INDEPENDENT AUDITORS
(Item 3)

        Although Delaware law does not require that the selection by the Board of Directors of the Company's auditors be approved each year by the shareholders, the Board of Directors believes it is appropriate to submit its selection to the shareholders for their approval and to abide by the result of the shareholders' vote. The Board of Directors recommends that the shareholders ratify the appointment of Deloitte & Touche LLP as independent auditors to audit the financial statements of the Company for the fiscal year ending July 31, 2004.

        Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they wish, and will be available to respond to appropriate questions from shareholders.

        The Audit Committee has adopted policies and procedures for pre-approving all audit and permissible non-audit services performed by Deloitte & Touche LLP. Under these policies, the Audit Committee pre-approves the use of audit and audit-related services following approval of the independent auditors' audit plan. All services detailed in the audit plan are considered pre-approved. If, during the course of the audit, the independent auditors expect fees to exceed the approved fee estimate between 10% and 15%, those fees must be pre-approved in advance by the Audit Committee Chairman. If fees are expected to exceed the approved estimate by more than 15%, those fees must be approved in advance by the Audit Committee.

        Other non-audit services that are not restricted services, provided those services do not impair the independence of the independent auditor, of less than $50,000 may be pre-approved by both the chief financial officer and the controller, and will be considered approved by the Audit Committee, provided those projects are discussed with the Audit Committee at its next scheduled meeting. Services between $50,000 and $100,000 in estimated fees must be pre-approved by the chairman of the Audit Committee, acting on behalf of the entire Audit Committee. Services of greater than $100,000 in estimated fees must be pre-approved by the Audit Committee. All fee overruns will be discussed with the Audit Committee at the next scheduled meeting.

Introduction

        For the fiscal years ended August 2, 2003 and August 3, 2002, professional services were performed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting.

Audit Fees

        The aggregate fees billed for the audit of the Company's annual financial statements for the fiscal years ended August 2, 2003 and August 3, 2002 and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q were $917,000 and $988,000, respectively.

Audit-Related Fees

        The aggregate fees billed for audit-related services for the fiscal years ended August 2, 2003 and August 3, 2002 were $177,000 and $280,000, respectively. These fees related to accounting research and consultation, agreed upon procedures and attestation services for certain subsidiary companies for the fiscal years ended August 2, 2003 and August 3, 2002.

Tax Fees

        The aggregate fees billed for tax services for the fiscal years ended August 2, 2003 and August 3, 2002 were $711,000 and $159,000, respectively. These fees related to tax compliance and planning for the fiscal years ended August 2, 2003 and August 3, 2002.

All Other Fees

        The aggregate fees for services not included above were $7,000 and $1,528,000, respectively, for the fiscal years ended August 2, 2003 and August 3, 2002. These fees relate to consulting on benefit plans for the fiscal years ended August 2, 2003 and August 3, 2002, as well as to information technology consulting related to systems not associated with the financial statements. All other fees include $1,470,000 of fees billed by Deloitte Consulting for the year ended August 3, 2002. No amounts were billed by Deloitte Consulting for the year ended August 2, 2003.

        The Audit Committee has considered and concluded that the provision of other services is compatible with maintaining Deloitte & Touche's independence.

        The Board of Directors recommends that shareholders vote FOR the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending July 31, 2004.

PROPOSAL BY A SHAREHOLDER
CONCERNING CUMULATIVE VOTING
(Item 4)

        Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C. 20037, the record owner of 150 shares of the Company's Class A Common Stock, has submitted for consideration at the Annual Meeting the proposal set forth below. Following the proposal is the stockholder's statement in support of her proposal, in the form received by the Company, and the statement of the Company's Board of Directors in opposition to the proposal.

        "RESOLVED: That the shareholders of The Neiman Marcus Group, assembled in Annual Meeting in person and by proxy, hereby request the Board of Directors to take the necessary steps to provide for cumulative voting in the election of directors, which means each stockholder shall be entitled to as many votes as shall equal the number of shares he or she owns multiplied by the number of directors to be elected, and he or she may cast all of such votes for a single candidate, or any two or more of them as he or she may see fit."

        "REASONS: Many states have mandatory cumulative voting, so do National Banks. In addition, many corporations have adopted cumulative voting."

        "Last year the owners of 9,132,809 shares, representing approximately 22% of shares voting, voted FOR this proposal."

        "If you AGREE, please mark your proxy FOR this resolution."

Statement of the Board of Directors in Opposition

        The Company's present system for election of directors, which is similar to that of most major publicly traded corporations, allows all shareholders to vote on the basis of their share ownership. The Board of Directors believes that the current voting system is most likely to produce an effective Board of Directors that will represent the interests of all the Company's shareholders. Cumulative voting, which permits relatively small groups of shareholders to elect directors to represent their particular interests or points of view, could result in the creation of an adversarial Board of Directors, where each director advocates the positions of the group responsible for his or her election rather than the positions which are in the best interests of the Company and all of the shareholders. The Board of Directors believes that a director must act, at all times in the best interests of all shareholders, rather than as a representative of any special interest group.

        Approval of this advisory proposal requires a favorable vote of a majority of the shares present or represented at the Annual Meeting. On this proposal, abstentions will have the same effect as votes cast against the proposal and broker non-votes will have no effect. Providing for cumulative voting pursuant to Section 214 of the Delaware General Corporation Law would require an amendment to the Company's Certificate of Incorporation. No such proposal has been placed before the shareholders, but if it were, it would require the favorable vote of the holders of shares representing at least a majority of the issued and outstanding Class A Common Stock and Class B Common Stock voting as a single class.

        The Board of Directors recommends that shareholders vote AGAINST this shareholder proposal.

OTHER MATTERS
(Item 5)

        If other matters are properly presented at the Annual Meeting for consideration, the persons named in the proxy will have the discretion to vote on those matters for you. The persons appointed as proxies will use their discretion to vote on a motion to adjourn the Meeting, if such a motion is submitted to a vote of the shareholders. Shares represented by proxies voting against any proposal described in this Proxy Statement will not be voted in favor of a proposal to adjourn the Meeting for the purposes of soliciting additional proxies with respect to the proposals. As of the date of this Proxy Statement, we did not know of any other matters to be considered at the Annual Meeting.

DEADLINE FOR SUBMISSION OF SHAREHOLDER PROPOSALS
AND NOMINATIONS FOR DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD IN JANUARY 2005

Shareholder proposals that are submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 to be considered by the Company for inclusion in the proxy material for the Annual Meeting of Shareholders to be held in January 2005 must be received by the Secretary of the Company by July 28, 2004.

        For proposals that shareholders intend to present at the Annual Meeting of Shareholders to be held in January 2005 outside the processes of Rule 14a-8 of the Exchange Act, unless the stockholder notifies the Secretary of the Company of such intent by October 18, 2004, any proxy that management solicits for such Annual Meeting will confer on the holder of the proxy discretionary authority to vote on the proposal so long as such proposal is properly presented at the Annual Meeting.

        In order for suggestions by shareholders for nominees for director to be considered by the Nominating Committee, they must be received by the Secretary of the Company by October 18, 2004.

        All such communications to the Secretary of the Company must be in writing and must be received by the Company at its principal executive offices, One Marcus Square, 1618 Main Street, Dallas, Texas 75201, by the applicable date.

By Order of the Board of Directors
BRENDA A. SANDERS Secretary

APPENDIX A

THE NEIMAN MARCUS GROUP, INC.
KEY EMPLOYEE BONUS PLAN

Article I
Purpose of the Plan

        The purpose of The Neiman Marcus Group, Inc. Key Employee Bonus Plan (hereinafter referred to as the "Plan") is to provide incentive compensation opportunities for key employees of the Company and its subsidiaries. Participants in the Plan will have the opportunity to receive incentive compensation awards based upon the attainment of specific Performance Goals established as of the beginning of each Performance Period by the Compensation Committee of the Board of Directors.

Article II
Definitions

        When used in the Plan, the following terms shall have the following meanings:

2.1	"Award" means an incentive compensation award under the Plan.
2.2	"Base Salary" means, in respect of a Performance Period, the Participant's earned base salary during the Performance Period, as reflected in the payroll records of the Company and its subsidiaries.
2.3	"Board of Directors" means the Board of Directors of the Company.
2.4
"Common Stock" means Class A Common Stock, par value $.01 per share, of the Company or any stock or other securities of the Company hereafter issued or issuable in substitution or exchange for the Class A Common Stock.
2.5	"Company" means The Neiman Marcus Group, Inc., a Delaware corporation.
2.6	"Compensation Committee" means the Compensation Committee of the Board of Directors.
2.7
"Deferred Common Stock" means a number of shares of Common Stock to be issued to a Participant pursuant to Section 6.2 that is equal to 25% of the number of shares of such Participant's Elected Common Stock with respect to a Performance Period rounded down to the nearest whole share.
2.8
The "Disability" of a Participant shall be deemed to have occurred if the Participant shall become permanently disabled such that the Participant will be unable to return to his or her employment with the Company or a subsidiary thereof, as shall be conclusively determined by the Compensation Committee.
2.9
"Elected Common Stock" means a number of shares Common Stock issued to a Participant pursuant to Section 6.2 in lieu of all or a portion of a cash Award for a Performance Period equal to (i) the amount of the Participant's Award, or portion thereof, for the Performance Period that the Participant has elected to receive in the form of Common Stock pursuant to Section 6.2, divided by (ii) the Fair Market Value of the Common Stock on the date established by the Compensation Committee to be the deadline for making such election.

2.10
"Fair Market Value" means the average of the reported high and low sales prices of the Common Stock on the date as of which Fair Market Value is to be determined (or if there was no reported sale on such date, the next preceding date on which any reported sale occurred) on the New York Stock Exchange (or, if the Common Stock is not then listed or admitted to trading on such exchange, on the principal exchange or in such other principal market on which the Common Stock is then listed or admitted to trading).
2.11
"Just Cause" means, in the Compensation Committee's reasonable judgment, (i) a breach of duty by Participant in the course of his or her employment involving fraud or acts of dishonesty, disloyalty, or moral turpitude, (ii) conduct that is materially detrimental to the Company or any of its subsidiaries, monetarily or otherwise, or reflects unfavorably on the Company or any of its subsidiaries or Participant, (iii) Participant's failure to comply with or enforce the Company's or any of its subsidiaries' policies concerning equal employment opportunity, including engaging in sexually or otherwise harassing conduct, (iv) Participant's repeated insubordination or failure to comply with or enforce other personnel policies of the Company or any of its subsidiaries, (v) Participant's failure to devote his or her full working time and best efforts to the performance of his or her responsibilities to the Company or its subsidiaries, or (vi) Participant's conviction of or entry of a plea agreement or consent decree or similar arrangement with respect to a felony, other serious criminal offense, or any violation of federal or state securities laws; provided, however, that with respect to items (iv) and (v), Participant has been provided prior written notice of the failure and afforded a reasonable opportunity to correct same.
2.12
"Maximum Award Level" means the percentage of a Participant's Base Salary that may be awarded to the Participant upon attainment of the Maximum Level of Performance with respect to the Performance Goal(s) applicable to the Participant for the Performance Period.
2.13	"Maximum Level of Performance" means the level of performance with respect to a Performance Goal, the attainment of which will result in the Participant achieving the Maximum Award Level.
2.14
"Participant" means, in respect of any Performance Period, an employee of the Company or any subsidiary thereof who is designated by the Compensation Committee pursuant to Section 3.1 as a Participant in the Plan for such Performance Period.
2.15	"Performance Goals" means the performance goals established in respect of each Performance Period pursuant to the Plan against which performance will be measured.
2.16
"Performance Period" means the fiscal year of the Company, which is the twelve-month period ending on the Saturday closest to July 31 of each year, or such shorter period within the fiscal year of the Company that the Committee may prescribe with respect to a Participant or group of Participants.
2.17	"Plan" means The Neiman Marcus Group, Inc. Key Employee Bonus Plan.
2.18
"Retirement" means a Participant's termination of employment with the Company or a subsidiary thereof by reason of retirement on or after the date as of which the Participant (i) is eligible for a normal retirement benefit on account of reaching normal retirement age under the terms of The Neiman Marcus Group, Inc. Retirement Plan (or any successor plan), or (ii) is at least age 55 and has at least 20 years of vesting or credited service under the terms of The Neiman Marcus Group, Inc. Retirement Plan (or any successor plan).
2.19
"Target Award Level" means the percentage of a Participant's Base Salary that may be awarded to the Participant upon attainment of the Target Level of Performance with respect to the Performance Goal(s) applicable to the Participant for the Performance Period.

2.20	"Target Level of Performance" means the level of performance with respect to a Performance Goal, the attainment of which will result in the Participant achieving the Target Award Level.
2.21
"Threshold Award Level" means the percentage of a Participant's Base Salary that may be awarded to the Participant upon attainment of the Threshold Level of Performance with respect to the Performance Goal(s) applicable to the Participant for the Performance Period.
2.22	"Threshold Level of Performance" means the level of performance with respect to a Performance Goal, the attainment of which will result in the Participant achieving the Threshold Award Level.

Article III
Eligibility

3.1	Only those employees of the Company or a subsidiary thereof who are "officers" of the Company as defined in Rule 16a-1(f) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended, are eligible to participate in the Plan, and only those so eligible who are designated by the Compensation Committee as Participants in the Plan for any Performance Period will participate in the Plan for such Performance Period.
3.2
A Participant who ceases to be employed by the Company or a subsidiary thereof on account of his or her termination by the Company or a subsidiary thereof for Just Cause prior to payment of the Award for a Performance Period shall not receive an Award for such Performance Period.

Article IV
Administration of the Plan; Amendment or Termination of the Plan

4.1	The Plan shall be administered by the Compensation Committee, which shall have the right and authority, in its sole and absolute discretion, to (a) adopt, amend, or rescind administrative and interpretive rules and regulations relating to the Plan; (b) construe the Plan; (c) make all other determinations necessary or advisable for administering the Plan; and (d) exercise the powers conferred on the Compensation Committee under the Plan. The Compensation Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. The determinations of the Compensation Committee on the matters referred to in this Section 4.1 shall be final and conclusive.
4.2	The Compensation Committee shall have the exclusive authority to amend, modify, suspend, or terminate the Plan at any time.

Article V
Determination of Performance Goals and Amount of Awards

5.1	Within the first 90 days of each Performance Period (or, with respect to a Performance Period that is less than a full year, within the first 25% of the Performance Period), the Compensation Committee, in its sole discretion, shall (i) establish for that Performance Period (a) the beginning and ending dates for the Performance Period, (b) the Performance Goals for each Participant, (c) the Threshold Award Level, Target Award Level, and Maximum Award Level for each Participant, and (d) the Threshold Level of Performance, Target Level of Performance, and Maximum Level of Performance for each Performance Goal of each Participant, and (ii) designate those Participants, if any, who will be eligible to elect to receive all or a portion of their Award in the form of Elected Common Stock pursuant to Section 6.2 and the limit, if any, on the portion of a Participant's Award for the Performance Period that will be eligible for such election. The Compensation Committee may, in its sole discretion, provide for pro rata Awards to be determined and paid for any Performance Period based upon achievement at levels other than the designated Threshold Level of Performance, Target Level of Performance and Maximum Level of Performance.
5.2
The Performance Goals established by the Compensation Committee for a Performance Period may be based on (1) stock price, (2) revenues, (3) cash flows, operating earnings or net income, in each case on an aggregate or per share basis, (4) expenses or expense levels, (5) net borrowing, debt leverage levels, credit quality or debt ratings, (6) inventory levels, inventory turns or shrinkage, (7) market share, (8) return on investment or return on assets, (9) one or more operating ratios, (10) capital expenditures, (11) economic value added, (12) net asset value per share, or (13) the accomplishment of mergers, acquisitions, dispositions, public or private offerings of securities or similar extraordinary business transactions. The Performance Goals may be based on the performance of the Company generally, in the absolute or in relation to its peers, or the performance of a particular Participant, division, store, department, branch, subsidiary or other unit to which a particular Participant is assigned. In establishing the Performance Goals for a Performance Period, the Compensation Committee may establish different Performance Goals for individual Participants or groups of Participants. Each Performance Goal will be weighted to reflect its relative significance to the Company for the Performance Period.
5.3
After the end of each Performance Period, a performance rating will be determined by the Company and approved by the Compensation Committee for each Performance Goal by comparing actual performance with the Threshold Level of Performance, Target Level of Performance, and Maximum Level of Performance. The Compensation Committee shall certify in writing the degree of achievement of each Performance Goal based upon the actual performance results for the Performance Period. The results for each Performance Goal will be summed to determine the basis for the Award for each Participant.

5.4
After the end of each Performance Period, the proposed amount of a Participant's Award for such Performance Period shall be calculated by the Company and certified by the Compensation Committee based upon the performance ratings for each Performance Goal applicable to such Participant for the Performance Period as determined in accordance with Section 5.3; provided, however, that the Compensation Committee may, in its sole discretion, reduce or eliminate (but may not increase) such amount based upon such factor or factors as the Compensation Committee may determine to be relevant, including but not limited to such Participant's individual performance during the Performance Period or a change in the Participant's employment status with the Company or a subsidiary thereof as of any date prior to payment of the Award. After the end of a Performance Period, the Compensation Committee may also reduce or eliminate (but may not increase) the portion, if any, of a Participant's Award that the Participant may elect to receive in the form of Elected Common Stock pursuant to Section 6.2. A Participant shall have no expectation or entitlement to any Award hereunder prior to payment of the Award.
5.5
Any provision of the Plan to the contrary notwithstanding, the maximum Award that may be earned by any Participant for a Performance Period that is a full fiscal year shall be $3,000,000; provided, however, that for any Participant entitled to elect to receive Elected Common Stock pursuant to Section 6.2 and who does so, such maximum Award (including the Fair Market Value of the Participant's Elected Common Stock and the related Deferred Common Stock determined as of the deadline for making the election to receive Elected Common Stock for such Performance Period) shall be $3,750,000. With respect to a Performance Period that is shorter than a full fiscal year, the maximum Awards stated in the preceding sentence of this Section 5.5 shall be proportionately reduced.

Article VI
Form and Timing of Awards

6.1	Except as provided in Section 6.2, Awards under the Plan shall be paid in cash as soon as practicable after the end of the Performance Period. Awards shall be subject to such rules and regulations regarding withholding for taxes and other deductions as may be in effect from time to time.

6.2
Any Participant eligible to elect to receive all or a portion of his or her Award in the form of Elected Common Stock will be provided a form on which to indicate his or her election, if any. The number of shares of Elected Common Stock to be received by the Participant making such election shall be based on the Fair Market Value of the Common Stock as of the deadline for making such election, which date shall be set by the Compensation Committee following the end of the Performance Period. No fractional shares shall be issued; rather the Fair Market Value of any fractional share will be paid in cash. Any Participant who elects to receive all or a portion of his or her Award in the form of Elected Common Stock will be awarded Deferred Common Stock to be issued as promptly as practicable after the third anniversary of the last day of the Performance Period to which the Award relates; provided, however, that the Participant has remained continuously employed by the Company or a subsidiary thereof and has not sold or otherwise disposed of any of the shares of Elected Common Stock as of such date (other than for purposes of tax withholding on the Elected Common Stock). The number of shares of Deferred Common Stock issuable will be equal to 25% of the number of shares of Elected Common Stock rounded down to the nearest whole share, as adjusted to reflect any stock dividend, stock split, reverse stock split, or similar event subsequent to the deadline for making such election. The preceding provisions of this Section 6.2 to the contrary notwithstanding, if the Participant dies or terminates employment with the Company or a subsidiary thereof on account of his or her Disability or Retirement, or the Participant's employment with the Company or a subsidiary thereof is terminated by the Company or a subsidiary thereof other than for Just Cause, the Participant's Deferred Common Stock shall be issued as soon as practicable following the Participant's death or such termination of employment. The Company reserves the right to retain, until the third anniversary of the last day of the Performance Period to which the Award relates (or the Participant's earlier death or termination of employment), custody of the certificates representing shares of Elected Common Stock issued in the name of the Participant; provided, however, that the Participant shall have the right to request earlier delivery of such certificates for purposes of (i) disposing of the shares, in which case the Participant shall not be entitled to receive the Deferred Common Stock relating to such Award, or (ii) pledging the shares as collateral for a loan, in which case arrangements satisfactory to the Company must be made so that the Company would receive notice of any disposition of the shares before the third anniversary of the last day of the Performance Period to which the Award relates.

Article VII
Limitation of Rights

7.1	Nothing in the Plan, including an employee's eligibility for participation in the Plan, will infer to such employee any right to continued employment by the Company or any subsidiary thereof or any limitation on the right of the Company or any subsidiary thereof to terminate the employment of such employee. The loss of any existing or potential value of Awards will not constitute an element of damages, or otherwise be recoverable, on any cause of action related to the termination of a Participant's employment, regardless of the reason for such termination.

Article VIII
Miscellaneous

8.1	The total number of shares of Common Stock that may be issued pursuant to the Plan shall not exceed the number of shares available for issuance pursuant to The Neiman Marcus Group, Inc. 1997 Incentive Plan at the time of issuance, and all shares of Common Stock issued by the Company pursuant to the Plan shall be deemed to have been issued pursuant to The Neiman Marcus Group, Inc. 1997 Incentive Plan.

8.2	No Participant shall have the right to alienate, sell, transfer, assign, pledge, or encumber his or her right to receive any Award under the Plan.
8.3
The Plan is intended to constitute an unfunded plan of incentive compensation. No Participant shall have any lien on any assets of the Company or any subsidiary thereof by reason of any rights to any Award under the Plan.
8.4
No member of the Compensation Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any Awards made hereunder; and the members of the Compensation Committee shall be entitled to indemnification, defense and reimbursement by the Company in respect of any claim, loss, damage, or expenses (including attorneys' fees and expenses) arising therefrom to the full extent permitted by law and under any directors' and officers' liability or similar insurance coverage or any indemnification agreement that may be in effect from time to time. The Company reserves the right to select counsel to defend any litigation covered by this Section 8.4.
8.5
The adoption of the Plan or any modification or amendment hereof does not imply any commitment to continue or adopt the same plan, or any modification hereof, or any other plan for incentive compensation for any future Performance Period.
8.6	The laws of the State of Texas (excluding its principles relating to conflicts of laws) shall govern the Plan.
8.7	The Plan shall be binding on the successors of the Company.
8.8
The Plan has been adopted by the Board of Directors effective as of August 3, 2003. The Plan shall be deemed effective as of that date, provided it is duly approved by the holders of a majority of the shares of Class A and Class B Common Stock of the Company (voting together as a single class) present, or represented, and entitled to vote at the next annual meeting of stockholders of the Company held subsequent to such date. If the Plan is not so approved, it shall terminate and all actions taken hereunder shall be null and void.

APPENDIX B

THE NEIMAN MARCUS GROUP, INC.
1997 INCENTIVE PLAN
(as amended through November 11, 2003)

1.     DEFINED TERMS

        Appendix A, which is incorporated by reference, defines the terms used in the Plan.

2.     IN GENERAL

        The Plan has been established to advance the interests of the Company by giving selected Employees, directors and other persons (including both individuals and entities) who provide services to the Company or its Affiliates equity-based or cash incentives through the grant of Awards. No Award may be granted under the Plan after September 1, 2006, but Awards previously granted may extend beyond that date.

3.     ADMINISTRATION

        The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Awards; determine, modify or waive the terms and conditions of any Award; prescribe forms, rules and procedures (which it may modify or waive); and otherwise do all things necessary to carry out the purposes of the Plan; provided, however, that the Administrator shall have no authority to directly or indirectly adjust the exercise price of previously granted options, except as provided in Section 7. Once an Award has been communicated in writing to a Participant, the Administrator may not, without the Participant's consent, alter the terms of the Award so as to affect adversely the Participant's rights under the Award, unless the Administrator expressly reserved the right to do so. In the case of any Award intended to be eligible for the performance based compensation exception under Section 162(m)(4)(C) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exception.

4.     SHARES SUBJECT TO THE PLAN

        A. A total of 7,200,000 shares of Stock have been reserved for issuance under the Plan. The following shares of Stock will also be available for future grants:

  (i)
  shares remaining under an Award that terminates without having been exercised in full (in the case of an Award requiring exercise by a Participant for delivery of Stock);

  (ii)
  shares subject to an Award, where cash is delivered to a Participant in lieu of such shares;

  (iii)
  shares of Restricted Stock that are forfeited to the Company;

  (iv)
  shares of Stock tendered by a Participant as payment upon exercise of an Award; and

  (v)
  shares of Stock held back by the Administrator, or tendered by a Participant, in satisfaction of tax withholding requirements.

        Stock delivered under the Plan may be authorized but unissued Stock or previously issued Stock acquired by the Company and held in treasury. No fractional shares of Stock will be delivered under the Plan.

        B.    The maximum number of shares for which Stock Options may be granted to any person over the life of the Plan shall be 1,000,000. The maximum number of shares subject to SARs granted to any person over the life of the Plan shall likewise be 1,000,000. For purposes of the preceding two sentences, the number of shares granted pursuant to Stock Options and the number of shares subject to SARs shall be determined in a manner consistent with Section 162(m) of the Code. The aggregate maximum number of shares of Stock delivered to any person over the life of the Plan pursuant to Awards that are not Stock Options or SARs shall also be 1,000,000. Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares then available for Awards under the Plan.

5.     ELIGIBILITY AND PARTICIPATION

        The Administrator will select Participants from among those key Employees, directors and other individuals or entities providing services to the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Eligibility for ISOs is further limited to those individuals whose employment status would qualify them for the tax treatment described in Sections 421 and 422 of the Code.

6.     RULES APPLICABLE TO AWARDS

        A. ALL AWARDS

  (1)
  Performance Objectives. Where rights under an Award depend in whole or in part on attainment of performance objectives, actions by the Company that have an effect, however material, on such performance objectives or on the likelihood that they will be achieved will not be deemed an amendment or alteration of the Award unless accomplished by a change in the express terms of the Award or other action that is without substantial consequence except as it affects the Award.

  (2)
  Alternative Settlement. The Company retains the right at any time to extinguish rights under an Award in exchange for payment in cash, Stock (subject to the limitations of Section 4) or other property on such terms as the Administrator determines, provided the holder of the Award consents to such exchange.

  (3)
  Transferability Of Awards. Except as the Administrator otherwise expressly provides, Awards (other than an Award in the form of an outright transfer of cash or Unrestricted Stock) may not be transferred other than by will or by the laws of descent and distribution and, during a Participant's lifetime an Award requiring exercise may be exercised only by the Participant (or in the event of the Participant's incapacity, the person or persons legally appointed to act on the Participant's behalf).

  (4)
  Vesting, Etc. The Administrator may determine the time or times at which an Award will vest (i.e., become free of restrictions) or become exercisable. Unless the Administrator expressly provides otherwise, an Award requiring exercise will cease to be exercisable, and all other Awards to the extent not already fully vested will be forfeited, immediately upon the cessation (for any reason, including death) of the Participant's employment or other service relationship with the Company and its Affiliates.

  (5)
  Taxes. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares from an Award or permit a Participant to tender previously owned shares in satisfaction of tax withholding requirements.

  (6)
  Dividend Equivalents, Etc. The Administrator may provide for the payment of amounts in lieu of dividends or other distributions with respect to Stock subject to an Award.

  (7)
  Rights Limited. Nothing in the Plan shall be construed as giving any person the right to continued employment or service with the Company or its Affiliates, nor any rights as a stockholder except as to shares actually issued under the Plan. The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant.

  (8)
  Section 162(m). In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m)(4)(C) of the Code, the Plan and such Award shall be construed in a manner consistent with qualifying the Award for such exception.

  B.
  AWARDS REQUIRING EXERCISE

  (1)
  Time And Manner Of Exercise. Unless the Administrator expressly provides otherwise, (a) an Award requiring exercise by the holder will not be deemed to have been exercised until the Administrator receives a written notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Award; and (b) if the Award is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Award has the right to do so.

  (2)
  Payment Of Exercise Price, If Any. Where the exercise of an Award is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment either at or after the time of the Award, subject to the following: (a) unless the Administrator expressly provides otherwise, all payments will be by cash or check acceptable to the Administrator; and (b) where shares issued under an Award are part of an original issue of shares, the Award shall require an exercise price equal to at least the par value of such shares.

  (3)
  Reload Awards. The Administrator may provide that upon the exercise of an Award through the tender of previously owned shares of Stock, the Participant or other person exercising the Award will automatically receive a new Award of like kind covering a number of shares determined by reference to the number of shares tendered in payment of the exercise price of the first Award

  C.
  AWARDS NOT REQUIRING EXERCISE

        Awards of Restricted Stock and Unrestricted Stock may be made in return for either (i) services determined by the Administrator to have a value not less than the par value of the awarded shares, or (ii) cash or other property having a value not less than the par value of the awarded shares plus such additional amounts (if any) as the Administrator may determine payable in such combination of cash, other property (of any kind) or services as the Administrator may determine.

7.     EFFECT OF CERTAIN TRANSACTIONS

  A.
  CHANGES IN DISTRIBUTIONS WITH RESPECT TO THE STOCK

  (1)
  Basic Antidilution Provisions. In the event of a stock dividend, stock split or combination of shares, recapitalization or other change in the Company's capital structure, the Administrator will make appropriate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4.A. and to the maximum share limits described in Section 4.B., and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Awards then outstanding or subsequently granted, any exercise prices relating to Awards and any other provision of Awards affected by such change.

  (2)
  Certain Other Adjustments. The Administrator may also make adjustments of the type described in paragraph (1) above to take into account (i) distributions to common stockholders other than stock dividends or normal cash dividends, (ii) mergers, consolidations, acquisitions, dispositions or similar corporate transactions, or (iii) any other event, if the Administrator determines that adjustments are appropriate to avoid distortion in the operation of the Plan and to preserve the value of Awards made hereunder; provided that no such adjustment shall be made to the maximum share limits described in Section 4.B., or otherwise to an Award intended to be eligible for the performance-based exception under Section 162(m)(4)(C) of the Code, except to the extent consistent with that exception.

  B.
  CHANGE OF CONTROL

        Except as provided otherwise below in this paragraph or in an Award Agreement at the time an Award is granted, notwithstanding anything to the contrary in this Plan, upon any Change of Control of the Company, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, any Award shall be automatically accelerated or waived so that

  (1)
  if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change of Control (the "Effective Time"), or

  (2)
  if exercise of the Award is required, the Award may be exercised at the Effective Time, provided, however, that in the case of the events described in clauses (i) and (iv) of the definition of a Change of Control below, all Awards requiring exercise that are not exercised at the Effective Time shall lapse and all rights thereunder shall be forfeited immediately after the Effective Time if the Participants holding such Awards have received written notice at least 15 days prior to the Effective Time of their rights to exercise their Awards at the Effective Time;

provided, however, that in the event all outstanding Awards are replaced as of the Effective Time by comparable types of awards of greater or at least substantially equivalent value, as determined by the Administrator in its sole discretion, no such automatic acceleration or waiver (and corresponding lapse and forfeiture of Awards as provided in (2) above) shall occur except to the extent the Administrator, in its sole discretion, provides for such acceleration, waiver, lapse or forfeiture with respect to any Award or unless such acceleration, waiver, lapse or forfeiture is expressly provided for in connection with such replacement.

        A Change of Control shall be deemed to have occurred for purposes of this Plan:

  (i)
  upon the consummation of any transaction or series of transactions under which the Company is merged or consolidated with any other company, other than a merger or consolidation that would result in the stockholders of the Company immediately prior thereto owning voting securities immediately thereafter (either by the securities such stockholders owned immediately prior thereto remaining outstanding or by the securities such stockholders owned immediately prior thereto being converted into voting securities of the surviving entity) representing more than 50% of the combined voting power of the voting securities of the Company, the acquiring entity or such surviving entity, as the case may be, outstanding immediately after such merger or consolidation;

  (ii)
  if any person or group (as used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 40% of (a) the shares of the Company's Class B Common Stock then outstanding or (b) the combined voting power (other than in the election of directors) of all voting securities of the Company then outstanding;

  (iii)
  if, during any period of 24 consecutive months, individuals who at the beginning of such period constituted the Board of Directors, and any director whose election or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason (other than death or disability) to constitute at least a majority thereof; or

  (iv)
  the complete liquidation of the Company or the sale or disposition by the Company of all or substantially all of the Company's assets, other than a liquidation of the Company into a wholly-owned subsidiary.

8.     CONDITIONS ON DELIVERY OF STOCK

        The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares previously delivered under the Plan until: the Company's counsel has approved all legal matters in connection with the issuance and delivery of such shares; if the outstanding Stock is at the time listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and all conditions of the Award have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, the Company may require, as a condition to exercise of the Award, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of such Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock.

9.     AMENDMENT AND TERMINATION

        Subject to the second sentence of Section 3, the Administrator may at any time or times amend the Plan or any outstanding Award for any purpose which may at the time be permitted by law, or may at any time terminate the Plan as to any further grants of Awards, provided that (except to the extent expressly required or permitted by the Plan) no such amendment will, without the approval of the stockholders of the Company, effectuate a change for which stockholder approval is required in order for the Plan to continue to qualify under Section 422 of the Code or for Awards to be eligible for the performance-based exception under Section 162(m)(4)(C) of the Code.

10.   NON-LIMITATION OF THE COMPANY'S RIGHTS

        The existence of the Plan or the grant of any Award shall not in any way affect the Company's right to award a person bonuses or other compensation in addition to Awards under the Plan.

11.   GOVERNING LAW

        The Plan shall be construed in accordance with the laws of the State of Texas.

APPENDIX A

DEFINITION OF TERMS

        The following terms, when used in the Plan, shall have the meanings and be subject to the provisions set forth below:

        "Administrator": The Committee, if one has been appointed; otherwise the Board.

        "Affiliate": Any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

        "Award": Any of the following:

  (i)
  Options ("Stock Options") entitling the recipient to acquire shares of Stock upon payment of the exercise price. Each Stock Option (except as otherwise expressly provided by the Committee consistent with continued qualification of the Stock Option as a performance-based award for purposes of Section 162(m) of the Code, or unless the Committee expressly determines that such Stock Option is not subject to Section 162(m) of the Code or that the Stock Option is not intended to qualify for the performance-based exception under Section 162(m) of the Code), will have an exercise price not less than the fair market value of the Stock subject to the Option, determined as of the date of grant, except that an ISO granted to an Employee described in Section 422(b)(6) of the Code will have an exercise price not less than 110% of such fair market value. The Administrator will determine the medium in which the exercise price is to be paid, the duration of the Option, the time or times at which an option will become exercisable, provisions for continuation (if any) of option rights following termination of the Participant's employment with the Company and its Affiliates, and all other terms of the Option. No Stock Option awarded under the Plan will be an ISO unless the Administrator expressly provides for ISO treatment.

  (ii)
  Rights ("SARs") entitling the holder upon exercise to receive cash or Stock, as the Administrator determines, equal to a function (determined by the Administrator using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

  (iii)
  Stock subject to restrictions ("Restricted Stock") under the Plan requiring that the Stock revert to the Company if specified conditions are not satisfied. The conditions to be satisfied in connection with any Award of Restricted Stock, the terms on which such Stock will revert to the Company, the purchase price of such Stock, and all other terms shall be determined by the Administrator.

  (iv)
  Stock not subject to any restrictions under the Plan ("Unrestricted Stock").

  (v)
  A promise to deliver Stock or other securities in the future on such terms and conditions as the Administrator determines.

  (vi)
  Securities (other than Stock Options) that are convertible into or exchangeable for Stock on such terms and conditions as the Administrator determines.

  (vii)
  Cash bonuses tied to performance criteria as described at (viii) below ("Cash Performance Awards").

  (viii)
  Awards described in any of (i) through (vii) above where the right to exercisability, vesting or full enjoyment of the Award is conditioned in whole or in part on the satisfaction of specified performance criteria ("Performance Awards"). The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m)(4)(C) of the Code and Performance Awards that are not intended so to qualify. Any Performance Award intended to qualify for the performance-based compensation exception under Section 162(m)(4)(C) of the Code (other than a Stock Option or SAR that satisfies the requirements for the performance-based compensation exception for stock options and stock appreciation rights under Section 162(m)(4)(C) of the Code and the regulations thereunder without regard to any additional specified performance criteria) shall be granted pursuant to a separate plan or program established and administered in a manner designed to comply with the requirements for the performance-based compensation exception under Section 162(m)(4)(C) of the Code.

  (ix)
  Grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant. The terms of any such grant or loan shall be determined by the Administrator.

        Awards may be combined in the Administrator's discretion.

        "Board": The Board of Directors of the Company.

        "Code": The U.S. Internal Revenue Code of 1986, as from time to time amended and in effect.

        "Committee": A committee of the Board comprised solely of two or more outside directors within the meaning of Section 162(m) of the Code. The Committee may delegate ministerial tasks to such persons (including Employees) as it deems appropriate.

        "Company": The Neiman Marcus Group, Inc., a Delaware corporation.

        "Employee": Any person who is employed by the Company or an Affiliate.

        "ISO": A Stock Option intended to be an "incentive stock option" within the meaning of Section 422 of the Code.

        "Participant": An Employee, director or other person providing services to the Company or its Affiliates who is granted an Award under the Plan.

        "Plan": The Neiman Marcus Group, Inc. 1997 Incentive Plan as from time to time amended and in effect.

        "Stock": Class A Common Stock of the Company, par value $.01 per share.

APPENDIX C

THE NEIMAN MARCUS GROUP, INC.
CHARTER OF THE
 AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        I.    PURPOSE

        The Audit Committee (the "Committee") is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

  •
  Monitor the integrity of the Company's financial statements and internal controls regarding finance, accounting and legal compliance.

  •
  Monitor the performance of the Company's internal audit function and independent auditors.

  •
  Monitor the qualifications and independence of the Company's independent auditors.

  •
  Monitor the compliance by the Company with legal and regulatory requirements and standards of busines ethics.

  •
  Provide an avenue of communication to the Board for the independent auditors, management, the internal auditing department and employees.

        II.    COMMITTEE COMPOSITION AND MEETINGS

        The Committee shall be comprised of a minimum of three directors. The Committee and each of the Committee members shall meet the independence and experience requirements of the New York Stock Exchange, the rules and regulations of the Securities and Exchange Commission and other applicable laws. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements; at least one member of the Committee shall in the judgment of the Board of Directors be an audit committee financial expert in accordance with the rules and regulations of the Securities and Exchange Commission; and at least one member (who may also serve as the audit committee financial expert) shall in the judgment of the Board of Directors have financial management expertise in accordance with the New York Stock Exchange listing standards.

        Committee members shall be appointed by the Board on recommendation of the Nominating Committee. If an audit committee Chair is not designated by the Board or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

        The Committee shall meet at least four times each year and at such other times as it deems necessary to carry out its responsibilities. The Committee shall periodically meet privately, in separate executive sessions, with management, the director of the internal auditing department, the independent auditors, and as a Committee to discuss any matters that the Committee or any of these groups believe should be discussed.

        III.    COMMITTEE RESPONSIBILITIES AND DUTIES

        In fulfilling each of its responsibilities and duties below, the Committee shall have the authority to investigate any activity of the Company, and shall have direct access to the independent auditors as well as any employee of the Company. In addition, the Committee shall be empowered to retain and determine the compensation of persons having special competence as necessary to assist the Committee in fulfilling its duties and responsibilities. In particular, the Committee shall have the authority to retain outside legal, accounting and other experts, and the resources of the Company shall be at the disposal of the Committee in this regard.

General

  1.
  Review and reassess the adequacy of this charter at least annually; make recommendations to the Board of Directors, as conditions dictate, to revise this charter; and publish this charter as required by SEC regulations.

  2.
  Maintain communication with management, independent accountants, internal auditors, legal counsel and other key personnel.

  3.
  Maintain minutes of meetings; report regularly to the Board of Directors on the Committee's activities; and make recommendations to the Board of Directors as appropriate.

  4.
  Annually prepare a report to shareholders as required by the Securities and Exchange Commission for inclusion in the Company's annual proxy statement, as well as any other reports required by the SEC or the New York Stock Exchange.

  5.
  Conduct an annual review of the Committee's own performance.

  6.
  Perform any other activities consistent with this Charter, the Company's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

Financial Reporting

  7.
  Review with management and the independent auditors the Company's annual and quarterly financial statements prior to the release of earnings and the filing of the Company's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, including (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation," (b) any significant changes or other issues regarding accounting principles, practices, judgments and the quality of financial reporting, (c) any matters required to be discussed pursuant to Statement of Auditing Standards No. 61 ("SAS No. 61"), and (d) the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to the investing public, analysts and rating agencies. As to clause (d) of the immediately preceding sentence, such discussions may be general in nature (i.e., discussion of the types of information to be disclosed and the types of representations to be made); the Committee need not discuss in advance each instance in which the Company may provide earnings guidance.

  8.
  In consultation with the management, the independent auditors, and the internal auditors, consider the integrity of the Company's financial reporting processes and controls; discuss with management significant financial risk exposures, the Companies policies and guidelines with respect thereto and the steps management has taken to monitor, control, and report such risk exposures; review significant findings prepared by the independent auditors and the internal auditing department together with management's responses; and assess SEC inquiries and the results of examinations by other regulatory authorities in terms of important findings, recommendations and management's response.

  9.
  Review the Company's significant accounting principles and policies and any significant changes thereto; review any proposed and implemented changes in accounting standards and principles which have or may have a material impact on the Company's financial statements; review any significant management judgments and estimates used in financial statement preparation; and review the Company's accounting for significant corporate transactions.

  10.
  Establish procedures for the receipt, analysis and resolution of complaints received by the Company from employees and others regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Independent Auditors

  11.
  Directly select, appoint, retain, compensate, evaluate and terminate when appropriate the Company's independent auditors, and review and approve the appointment of the audit partner who shall have primary responsibility for overseeing the activities of the independent auditors on behalf of the Company. The independent auditors shall report directly to the Committee, and the Committee shall have the sole authority and responsibility for the oversight of the independent auditors, including resolution of any disagreements between management and the independent auditors.

  12.
  At least annually, obtain and review a report from the Company's independent auditors describing (a) the independent auditors' internal quality control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the independent auditors, and (c) any steps taken in response to any such issues.

  13.
  At least annually, review the independent auditor's independence, discuss with the independent auditors all matters that could impair the auditor's independence (including the impact of the provision of non-audit services on such independence), and periodically obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company. The Committee shall present its conclusions with respect to the independence of the independent auditors to the full Board of Directors.

  14.
  The Committee shall have the sole authority and responsibility to pre-approve all permitted non-audit engagements for the Company's independent auditors and the fees for such engagements and to establish policies and procedures for such engagements.

  15.
  Confer with the Company's independent auditors concerning the scope of their audit of the financial statements of the Company; review and approve the terms of engagement and fees of the independent auditors; provide sufficient opportunity for the independent auditors to meet with the members of the Committee without members of management present; direct the attention of the independent auditors to specific matters or areas deemed by the Committee to be of special significance to the Company; and authorize such auditors to perform such supplemental reviews or audits as the Committee may deem necessary or appropriate.

  16.
  Review with the independent auditors (a) the scope and results of the audit, (b) any disagreements that they may have with management or any problems or difficulties they may have encountered in performing their audits of the financial statements of the Company and (c) any questions, comments or suggestions that the auditor may have relative to the internal controls, and accounting practices and procedures of the Company.

Internal Audit Department and Legal Compliance

  17.
  At least annually, review with the director of internal audit the budget, plan, activities, organizational structure, staffing and qualifications of the internal audit department, and any recommendations of the Committee with respect to improving the performance or strengthening of that function.

  18.
  Review with the Company's director of internal audit and management the adequacy and effectiveness of the Company's system of internal controls (including any significant deficiencies and significant changes in internal controls reported to the Committee by the independent auditors or management), and the reliability of its financial reporting systems; confer with the Company's independent auditors with respect to their assessment of the adequacy of such controls and systems; and review management's response to any material weakness in the Company's internal controls that may be identified

  19.
  Set clear policies and procedures regarding the hiring by the Company of employees or former employees of the independent auditors.

  20.
  On at least an annual basis, review with the Company's counsel, any legal matters that could have a significant impact on the Company's financial statements, the Company's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

APPENDIX D

THE NEIMAN MARCUS GROUP, INC.
CHARTER OF THE
 COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS

Purpose

        The Compensation Committee (the "Committee") of the Board of Directors (the "Board") is appointed by the Board upon the recommendation of the Nominating and Corporate Governance Committee to:

  •
  establish a total compensation philosophy and policy which fairly rewards the Chief Executive Officer ("CEO") of The Neiman Marcus Group, Inc. (the "Company"), as well as other senior officers and key employees of the Company (collectively, the "Senior Officers"), for performance benefiting the shareholders and any other key constituencies, and which effectively attracts and retains the executive resources necessary to successfully lead and manage the Company;

  •
  discharge the Board's responsibilities relating to compensation of the CEO, Senior Officers and other employees of the Company; and

  •
  produce an annual report on executive compensation for inclusion in the Company's proxy statement, in accordance with applicable rules and regulations.

Membership and Meetings

        The Committee shall consist of not fewer than three directors, each of whom shall be appointed by the Board on the recommendation of the Nominating and Corporate Governance Committee, to serve until the next annual meeting of the Board or until his or her successor shall be duly appointed. If a Chairperson of the Committee is not designated by the Board, the members of the Committee may designate a Chairperson by majority vote of the Committee membership. The Committee shall comply with the independence requirements of the New York Stock Exchange. In addition, all members of the Committee shall meet the definitions of (a) a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and (b) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

        The Chairperson of the Committee shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee shall make regular reports to the Board. The Committee may adopt such other rules and regulations for calling and holding its meetings and for the transaction of business at such meetings as are necessary or desirable and not inconsistent with the provisions of the Bylaws of the Company or this Charter.

Authority and Responsibilities

  1.
  The Committee shall review, recommend and approve employment agreements, salaries, incentive plans, severance agreements, change in control agreements, deferred compensation arrangements, stock options and employee benefit plans for the CEO and the Senior Officers

  2.
  The Committee shall annually (i) review the corporate goals and objectives relevant to the compensation of the CEO, (ii) evaluate the performance of the CEO in light of those goals and objectives, and (iii) recommend to the independent members of the Board the compensation levels of the CEO based on the Committee's evaluation. In making its recommendation, the Committee shall consider the CEO's performance, the Company's performance and relative stockholder return, the compensation levels of chief executive officers at comparable companies and the incentive awards given to the CEO in past years.

  3.
  The Committee shall, with the assistance of the CEO, annually (i) review and approve corporate goals and objectives relevant to the compensation of the Senior Officers, (ii) evaluate the performance of the Senior Officers in light of those goals and objectives, (iii) determine the appropriate compensation levels of the Senior Officers based on such evaluation, and (iv) report to the Board regarding such review, evaluation and determination. In making its decisions regarding the compensation of the Senior Officers, the Committee shall consider any comments or concerns expressed by the full Board regarding the performance of the Senior Officers, the Company's performance and relative stockholder return, the compensation levels of senior officers at comparable companies and the incentive awards given to the Senior Officers in past years. In addition, The Committee shall review any major changes in the responsibilities of the Senior Officers that may be recommended by the CEO, and make recommendations to the Board on any changes that may be necessary thereto.

  4.
  The Committee shall review and make recommendations to the Board with respect to amendments to the provisions of the Company's incentive compensation plans, equity-based plans and other compensation and benefit plans.

  5.
  Subject to the provisions of the Company's compensation and benefit plans, the Committee shall have the authority to authorize the issuance of the Company's common stock, options and other awards

  6.
  The Committee shall perform such duties as may, from time to time, be delegated to the Committee under the compensation and benefit plans of the Company or its subsidiaries and affiliates.

  7.
  The Committee shall issue an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.

  8.
  The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of the compensation of the directors of the Company, the CEO or the Senior Officers, and shall have sole authority to approve the consultant's fees and other retention terms.

  9.
  The Committee shall annually review with the Board succession planning with respect to the CEO and the Senior Officers.

  10.
  The Committee shall be assisted by appropriate corporate staffs, and in addition, the Committee may obtain assistance form such other persons, who need not be employees of the Company, or organizations as it may deem appropriate, with the expenses incurred in their use to be paid by the Company. The foregoing authority includes obtaining advice and assistance from internal or external legal, accounting or other advisors and consultants.

  11.
  The Committee may appoint and delegate authority to subcommittees as it deems appropriate.

  12.
  The Committee shall exercise such other duties and responsibilities as may be assigned by the Board from time to time.

Miscellaneous

        The Committee shall review and assess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval. The Committee also shall annually review its own performance and assess the effectiveness of the Committee.

        Nothing in this Charter shall be deemed to amend the provisions of the Bylaws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the Bylaws.

APPENDIX E

THE NEIMAN MARCUS GROUP, INC.
CHARTER OF THE
 NOMINATING AND CORPORATE
GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

Purpose

        The Nominating and Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") is appointed by the Board to:

  •
  identify individuals qualified to become directors of The Neiman Marcus Group, Inc. (the "Company");

  •
  recommend to the Board director candidates to fill vacancies of the Board and to stand for election by the shareholders at the annual meeting of the Company;

  •
  periodically assess the performance of the Board;

  •
  periodically review and assess the Company's Code of Ethics and Conduct; and

  •
  review and recommend to the Board appropriate corporate governance policies and procedures for the Company.

Membership and Meetings

        The Committee shall consist of not fewer than three directors, each of whom shall be appointed by the Board on the recommendation of the Committee, to serve until the next annual meeting of the Board or until his or her successor shall be duly appointed. If a Chairperson of the Committee is not designated by the Board, the members of the Committee may designate a Chairperson by majority vote of the Committee membership. The Committee shall comply with the independence requirements of the New York Stock Exchange.

        The Chairperson of the Committee shall be responsible for scheduling all meetings of the Committee and providing the Committee with a written agenda for each meeting. The Chairperson shall preside at the meetings of the Committee. In the absence of the Chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting. A majority of the members of the Committee shall constitute a quorum for the transaction of business. The Committee shall make regular reports to the Board. The Committee may adopt such other rules and regulations for calling and holding its meetings and for the transaction of business at such meetings as is necessary or desirable and not inconsistent with the provisions of the Bylaws of the Company or this Charter.

E-1

Authority and Responsibilities

  1.
  The Committee shall actively seek and evaluate individuals qualified to become directors of the Company, including reviewing individuals recommended or nominated by shareholders or the Chief Executive Officer of the Company, and recommend director candidates to the Board to fill vacancies on the Board or stand for election to the Board by the shareholders of the Company. The Committee shall interview potential candidates for election to the Board and, in conjunction with the Chairman of the Board, communicate offers to stand for election to the Board to such candidates. The Committee shall also establish the criteria for Board membership, which should include among other things experience, skill set and the ability to act in the best interest of the Company's shareholders.

  2.
  The Committee shall recommend committee assignments for directors to the Board as openings occur on committees of the Board, or as rotations of committee assignments are deemed advisable by the Board. The Committee shall recommend committee assignments in accordance with the membership requirements specified in the Charter of each committee, and with due consideration of each committee's annual assessment of its composition, performance and effectiveness.

  3.
  The Committee shall conduct an annual assessment of the performance of the Board. In conducting its assessment, the Committee will solicit comments from all directors and may employ such other means as it may deem appropriate in conducting the assessment, including the employment of outside consultants and advisors. The Committee shall report its findings to the full Board following the end of each fiscal year.

  4.
  The Committee shall periodically review and assess the adequacy of the Company's corporate governance policies and procedures and the Company's Code of Ethics and Conduct and recommend any proposed changes to the Board for approval.

  5.
  The Committee shall have the sole authority to retain and terminate any search firm to be used to identify and recruit director candidates and shall have sole authority to approve the search firm's fees and other retention terms.

  6.
  The Committee shall be assisted by appropriate corporate staffs, and in addition, the Committee may obtain assistance form such other persons, who need not be employees of the Company, or organizations as it may deem appropriate, with the expenses incurred in their use to be paid by the Company. The foregoing authority includes obtaining advice and assistance from internal or external legal, accounting or other advisors and consultants.

  7.
  The Committee may appoint and delegate authority to subcommittees as it deems appropriate.

  8.
  The Committee shall review and make recommendations to the full Board regarding director orientation and continuing education.

  9.
  The Committee shall exercise such other duties and responsibilities as may be assigned by the Board from time to time.

Miscellaneous

        The Committee shall review and assess the adequacy of this Charter and the composition of the Committee annually and recommend any proposed changes to the Board for approval. The Committee also shall annually review its own performance and assess the effectiveness of the Committee.

        Nothing in this Charter shall be deemed to amend the provisions of the Bylaws with respect to this Committee or other committees of the Board absent a separate resolution of the Board expressly amending the Bylaws.

E-2

CLASS A COMMON STOCK	PROXY	CLASS A COMMON STOCK

THE NEIMAN MARCUS GROUP, INC.
ANNUAL MEEITNG OF SHAREHOLDERS, JANUARY 16, 2004

        Robert A. Smith, Brian J. Knez and Nelson A. Bangs, and each of them singly, each with power of substitution, are hereby authorized to represent and vote all shares of Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. to be held at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, on Friday, January 16, 2004, at 8:30 a.m. and at any adjournments or postponements thereof. The undersigned hereby revokes any Proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated November 25, 2003, and a copy of the Annual Report for the year ended August 2, 2003.

        The shares represented by this Proxy will be voted as directed by the undersigned. The Board of Directors of The Neiman Marcus Group, Inc. recommends a vote FOR proposals 2 and 3, and AGAINST proposal 4. If this Proxy is signed and returned and does not specify a vote on any proposal, the Proxy will be voted in accordance with the recommendations of the Board of Directors.

        (SEE REVERSE SIDE TO CAST VOTE)
CONTINUED, AND TO BE SIGNED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)
FOLD AND DETACH HERE

This proxy is solicited by the Board of Directors	Please mark you votes as indicated in this example	☒
1.	Election of Director. No Class A Directors are to be Elected.			The Board of Directors recommends a vote FOR proposal 3.
The Board of Directors recommends a vote FOR proposal 2.				3.	Approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year.
2.	Approval of The Neiman Marcus Group, Inc. Employee Bonus Plan.				FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR ☐	AGAINST ☐	ABSTAIN ☐	The Board of Directors recommends a vote AGAINST proposal 4.
				4.	Approval of Shareholder proposal concerning cumulative voting.
					FOR ☐	AGAINST ☐	ABSTAIN ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Signature:                                                      Date:                              Signature:                                                      Date:

FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail
24 Hours a Days,7 Days a Week
Internet and telephone voting is available through 11 PM Eastern Time the business day prior to annual meeting day.

        Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.exporxy.com/nmg		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in card and in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement on the Internet at www.eproxyvote.com/nmg

CLASS B COMMON STOCK	PROXY	CLASS B COMMON STOCK

THE NEIMAN MARCUS GROUP, INC.
ANNUAL MEETING OF SHAREHOLDERS, JANUARY 16, 2004

        Robert A. Smith, Brian J. Knez and Nelson A. Bangs, and each of them singly, each with power of substitution, are hereby authorized to represent and vote all shares of Class B Common Stock of the undersigned at the Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. to be held at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, on Friday, January 16, 2004, at 8:30 a.m. and at any adjournments or postponements thereof. The undersigned hereby revokes any Proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated November 25, 2003, and a copy of the Annual Report for the year ended August 2, 2003.

        The shares represented by this Proxy will be voted as directed by the undersigned. The Board of Directors of The Neiman Marcus Group, Inc. recommends a vote FOR the nominees set forth on the reverse side, FOR proposals 2 and 3, and AGAINST proposal 4. If this Proxy is signed and returned and does not specify a vote on any proposal, the Proxy will be voted in accordance with the recommendations of the Board of Directors.

(SEE REVERSE SIDE TO CAST VOTE)
CONTINUED, AND TO BE SIGNED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)
FOLD AND DETACH HERE

This proxy is solicited by the Board of Directors	Please mark your votes as indicated in this example.	☒

1. Election of Class B Directors.			The Board of Directors recommends a vote FOR proposal 3.
Nominees (01) Richard A. Smith
(02) Robert A. Smith (03) Paula Stern (04) Gary L. Countryman
3. Approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year.

For all nominees except as noted above			FOR ☐	AGAINST ☐	ABSTAIN ☐
The Board of Directors recommends a vote FOR proposal 2.
2. Approval of The Neiman Marcus Group, Inc. Kay Employee Bonus Plan.			The Board of Directors recommends a vote AGAINST proposal 4.
FOR ☐	AGAINST ☐	ABSTAIN ☐	4. Approval of Shareholder proposal concerning cumulative voting.
			FOR ☐	AGAINST ☐	ABSTAIN ☐
MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Signature:                                                      Date:                              Signature:                                                      Date:

FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail
24 Hours a Days,7 Days a Week
Internet and telephone voting is available through 11PM Eastern Time the business day prior to annual meeting day.

        Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.exporxy.com/nmg		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement on the Internet at www.eproxyvote.com/nmg

CONFIDENTIAL VOTING INSTRUCTIONS
TO: FIDELITY MANAGEMENT TRUST COMPANY
AS TRUSTEE UNDER
THE NEIMAN MARCUS GROUP, INC.
EMPLOYEE SAVINGS PLAN
WITH RESPECT TO THE ANNUAL MEETING OF SHAREHOLDERS OF
THE NEIMAN MARCUS GROUP, INC.

        Robert A. Smith, Brian J. Knez and Nelson A. Bangs, and each of them singly, each with power of substitution, are hereby authorized to represent and vote all shares of Class A Common Stock of the undersigned at the Annual Meeting of Shareholders of The Neiman Marcus Group, Inc. to be held at the Marriott Boston Newton Hotel, 2345 Commonwealth Avenue, Newton, Massachusetts 02466, on Friday, January 16, 2004, at 8:30 a.m. and at any adjournments or postponements thereof. The undersigned hereby revokes any instruction previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated November 25, 2003, and a copy of the Annual Report for the year ended August 2, 2003.

        The shares represented by this Instruction Card will be voted by the Trustee as directed by the undersigned. Fidelity Management Trust Company makes no recommendations concerning your instructions. The Board of Directors of The Neiman Marcus Group, Inc. recommends a vote FOR proposals 2 and 3, and AGAINST proposal 4. If this Instruction Card is signed and returned and does not specify a vote on any proposal, the Instruction Card will be voted in accordance with the recommendations of the Board of Directors. If this Instruction Card is not received by January 13, 2004, the shares credited to your account will not be voted.

(SEE REVERSE SIDE TO CAST VOTE)
CONTINUED, AND TO BE SIGNED ON REVERSE SIDE
Address Change/Comments (Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE FOLD AND DETACH HERE
This Instruction Card is solicited by the Plan Trustee.	Please mark your votes as indicated in this example	☒
1.	Election of Director. No Class A Directors are to be elected.			The Board of Directors recommends a vote FOR proposal 3.
The Board of Directors recommends a vote FOR proposal 2.				3. Approval of the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the current fiscal year.
2. Approval of The Neiman Marcus Group, Inc. Key Employee Bonus Plan.				FOR ☐	AGAINST ☐	ABSTAIN ☐
	FOR ☐	AGAINST ☐	ABSTAIN ☐	The Board of Directors recommends a vote AGAINST proposal 4.
4. Approval of Shareholder proposal concerning cumulative voting.
				FOR ☐	AGAINST ☐	ABSTAIN ☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING	☐
For joint accounts, each owner should sign. Executors, Administrators, Trustees, etc. should give full title.

Signature:                                                      Date:                              Signature:                                                      Date:

FOLD AND DETACH HERE
Vote by Internet or Telephone or Mail
24 Hours a Days,7 Days a Week
Internet and telephone voting is available through 11 PM Eastern Time the business day prior to annual meeting day.

        Your internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.exporxy.com/nmg		Telephone 1-800-435-6710		Mail
Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.
If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.
You can view the Annual Report and Proxy Statement on the Internet at www.eproxyvote.com/nmg

FIDELITY MANAGEMENT TRUST COMPANY
TO:	Participants in The Neiman Marcus Group, Inc. Employee Savings Plan
FROM:	Fidelity Management Trust Company Trustee of the Employee Savings Plans
DATE:	November 25, 2002

        As a participant in The Neiman Marcus Group, Inc. Employee Savings Plan, which owns shares of The Neiman Marcus Group, Inc., you are entitled to instruct the Trustee on how to vote the shares of The Neiman Marcus Group, Inc. Class A Common Stock in your account on matters scheduled to come before the Annual Meeting of Stockholders of The Neiman Marcus Group, Inc. to be held on Tuesday, January 16, 2004.

        A proxy statement, voting instruction card and return envelope are enclosed. You may vote on the Internet, by telephone or by completing and mailing the enclosed voting instruction card. In order to exercise your right to direct the trustee with respect to shares of The Neiman Marcus Group, Inc. allocated to your account, you must vote your shares by January 13, 2004 using one of the above methods. If your shares are not voted by January 13, 2004, your shares will not be voted.

        If you own shares of The Neiman Marcus Group, Inc. outside of the Employee Savings Plan, you will receive similar materials for those shares in a separate mailing. Please vote all shares separately if you wish to fully participate in the matters being submitted to the stockholders of The Neiman Marcus Group, Inc.

Enclosures